                                                                    Exhibit 99.1


[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                         $[1,375,886,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3






                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                   MAY 5, 2004


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                                   TERM SHEET
                                   MAY 5, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3

                         $[1,375,886,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                              PAYMENT                          EXPECTED   STATED
                                                 WAL (YRS)     WINDOW                            FINAL    FINAL       EXPECTED
                   APPROX                        (CALL(6)/    (CALL(6)/   PAYMENT   INTEREST   MATURITY  MATURITY      RATINGS
  CLASS           SIZE ($)        COUPON         MATURITY)    MATURITY)    DELAY     ACCRUAL      (6)     (7)       (MOODY'S/S&P)
  -----           --------        ------         ---------    ---------    -----     -------      ---     ---       -------------
CLASS A-1       692,620,000                          Information Not Provided Hereby                                 [Aaa]/[AAA]

CLASS A-2A      253,275,000                          Information Not Provided Hereby                                 [Aaa]/[AAA]

CLASS A-2B      134,626,000                          Information Not Provided Hereby                                 [Aaa]/[AAA]


CLASS A-2C       46,161,000  LIBOR + [ ](1),(2)  6.44/8.97  69-79/69-181     0     Actual/360  Nov-2010  Jan-2035    [Aaa]/[AAA]

CLASS S(3)    1,358,336,000    2.25%-LIBOR(4)      NA/NA        NA/NA        0     Actual/360    N/A       N/A       [Aaa]/[AAA]

CLASS M-1        94,768,000  LIBOR + [ ](1),(5)  4.66/5.19  42-79/42-159     0     Actual/360  Nov-2010  Jan-2035    [Aa2]/[AA+]

CLASS M-2        77,218,000  LIBOR + [ ](1),(5)  4.50/4.97  39-79/39-142     0     Actual/360  Nov-2010  Jan-2035     [A2]/[AA]

CLASS M-3        21,059,000  LIBOR + [ ](1),(5)  4.44/4.83  39-79/39-120     0     Actual/360  Nov-2010  Jan-2035     [A-]/[A+]

CLASS B-1        17,550,000  LIBOR + [ ](1),(5)  4.42/4.75  38-79/38-112     0     Actual/360  Nov-2010  Jan-2035     [Baa1]/[A]

CLASS B-2        21,059,000  LIBOR + [ ](1),(5)  4.41/4.64  38-79/38-103     0     Actual/360  Nov-2010  Jan-2035    [Baa2]/[BBB+]

CLASS B-3        17,550,000       5.00%(1)       4.36/4.41   37-79/37-88    24       30/360    Nov-2010  Jan-2035    [Baa3]/[BBB-]

CLASS B-4(8)     18,954,000       5.00%(1)       3.77/3.77   37-71/37-71    24       30/360    Mar-2010  Jan-2035     [Ba1]/[BB+]


TOTAL:        1,394,840,000


1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Offered Certificates (other than the Class B-3 Certificates).

4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 2.25% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined fixed rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates (other than the Class B-3 Certificates) will be subject to a cap equal to the product of (i) the excess of (x) the Net WAC over (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates (other than the Class B-3 Certificates) and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

5) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, and Class B-2 Certificates will increase to 1.5x its respective margin.

6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% optional termination occurs.

7)    Latest maturity date for any mortgage loan plus one year.

8) The Class B-4 Certificates will be privately placed. All information presented herein with respect to the Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                        212-449-3659        scott_soltas@ml.com
Vince Mora                          212-449-1437        vince_morajr@ml.com
Charles Sorrentino                  212-449-3659        charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                         212-449-0752        matthew_whalen@ml.com
Tom Saywell                         212-449-2122        tom_saywell@ml.com
Paul Park                           212-449-6380        paul_park@ml.com
Alan Chan                           212-449-8140        alan_chan@ml.com
Fred Hubert                         212-449-5071        fred_hubert@ml.com
Alice Chu                           212-449-1701        alice_chu@ml.com
Sonia Lee                           212-449-5067        sonia_lee@ml.com
Amanda de Zutter                    212-449-0425        amanda_dezutter@ml.com

MOODY'S
Christine Lachnicht                 212-553-4516        christine.lachnicht@moodys.com
Wen Zhang                           212-553-7710        wen_zhang@moodys.com

STANDARD & POOR'S
Cornelius Kelly                     212-438-2448        cornelius_kelly@sandp.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------


TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage
                              Loan Asset-Backed Certificates Series 2004-WMC3, consisting of:

                              Class A-1 Certificates,
                              Class A-2A, Class A-2B and Class A-2C Certificates (collectively, the "Class A-2 Certificates" and together with the Class A-1 Certificates, the "Class A Certificates"), Class S Certificates (together with the Class A Certificates, the "Senior Certificates"), Class M-1, Class M-2, and Class M-3 Certificates (collectively, the "Class M Certificates"), and Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (collectively, the "Class B Certificates") The Senior Certificates, the Class M Certificates and the Class B Certificates (other than the Class B-4 Certificates) are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITERS                  Merrill Lynch, Pierce, Fenner & Smith Incorporated
                              and J.P. Morgan Securities Inc.

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                    WMC Mortgage Corp.

SERVICER                      HomEq Servicing Corporation

TRUSTEE                       Wells Fargo Bank, N.A.

CUT-OFF DATE                  April 1, 2004

PRICING DATE                  On or about May [6], 2004

CLOSING DATE                  On or about May [12], 2004

DISTRIBUTION DATES            Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in May 2004.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

OPTIONAL TERMINATION          The Trustee will be required to attempt an auction
                              of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                              Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                Fixed rate and adjustable rate, first and second
                              lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $1,403,965,673 originated by WMC.

                              The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by HomEq Servicing Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE               Approximately [$1,394,840,000]

ADMINISTRATIVE FEES           The Servicer will be paid fees aggregating 50 bps
                              per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1.  Excess interest
                              2.  Over-Collateralization
                              3.  Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [0.65]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e.,
                              [0.65]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial: Approximately [0.65]% of original balance
                              Target:  [0.65]% of original balance before
                                       stepdown, [1.30]% of current balance
                                       after stepdown
                              Floor:   0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

SUBORDINATION (1):                         CLASSES                         RATING (M/S)                       SUBORDINATION
                                           -------                         ------------                       -------------
                                           Class A                            Aaa/AAA                            19.75%
                                          Class M-1                           Aa2/AA+                            13.00%
                                          Class M-2                            A2/AA                              7.50%
                                          Class M-3                            A-/A+                              6.00%
                                          Class B-1                           Baa1/A                              4.75%
                                          Class B-2                          Baa2/BBB+                            3.25%
                                          Class B-3                          Baa3/BBB-                            2.00%
                                          Class B-4                           Ba1/BB+                             0.65%

CLASS SIZES:                               CLASSES                         RATING (M/S)                       CLASS SIZES
                                           -------                         ------------                       -----------
                                           Class A                            Aaa/AAA                            80.25%
                                          Class M-1                           Aa2/AA+                             6.75%
                                          Class M-2                            A2/AA                              5.50%
                                          Class M-3                            A-/A+                              1.50%
                                          Class B-1                           Baa1/A                              1.25%
                                          Class B-2                          Baa2/BBB+                            1.50%
                                          Class B-3                          Baa3/BBB-                            1.25%
                                          Class B-4                           Ba1/BB+                             1.35%

INTEREST ACCRUAL              For the Offered Certificates (other than the Class
                              B-3 Certificates), interest will initially accrue from the Closing Date to (but excluding) the first
                              Distribution Date, and thereafter, from the prior
                              Distribution Date to (but excluding) the current
                              Distribution Date. For the Class B-3 and Class B-4
                              Certificates interest will accrue during the calendar month preceding the month of distribution.

COUPON STEP UP                If the 10% optional termination does not occur
                              prior to the first distribution date on which it is possible, (i) the margin on each of the Class A
                              Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates (other than the Class B-3 and Class B-4 Certificates) will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP           The pass-through rates of the Offered Certificates
                              (other than the Class S Certificates and the Class
                              B-3 Certificates) will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. The pass-through rates of the Class B-3 and Class B-4 Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap
                              contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution
                              Date shown in the table appearing on page 36.
                              Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates (other than the Class S
                              Certificates) and the Class B-4 Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate
                              Certificates have been written down to zero).

(1) The subordination includes the initial over-collateralization level of approximately 0.65%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------


MAXIMUM RATE CAP              The pass-through rate of the Offered Certificates
                              (other than the Class S Certificates) and the Class B-4 Certificates will also be subject to the "Maximum Rate Cap". For the Class A, Class M and
                              Class B-1 and Class B-2 Certificates, the Maximum
                              Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. For the Class B-3 and Class B-4 Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage
                              Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT       If on any Distribution Date the pass-through rate
                              is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B)
                              8.85% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page
                              36), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                              (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

CASHFLOW PRIORITY             1.    Servicing Fees.

                              2.    Available interest funds, as follows:
                                    monthly interest, including any unpaid
                                    monthly interest from prior months,
                                    concurrently, to the Senior Certificates;
                                    then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, and then to the Class B-4 Certificates.

                              3.    Available principal funds, as follows:
                                    monthly principal to the Class A
                                    Certificates as described under "PRINCIPAL
                                    PAYDOWN", then monthly principal to the
                                    Class M-1 Certificates, then monthly
                                    principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              5. Excess interest to pay subordinate principal shortfalls.

                              6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                              7.    Any remaining amount will be paid in
                                    accordance with the Pooling and Servicing
                                    Agreement and will not be available for
                                    payment to holders of the Offered
                                    Certificates.

                              Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level shall be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero.

     Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, and eighth to the Class B-4 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

               CLASS A                                    39.50%*
               CLASS M-1                                  26.00%*
               CLASS M-2                                  15.00%*
               CLASS M-3                                  12.00%*
               CLASS B-1                                   9.50%*
               CLASS B-2                                   6.50%*
               CLASS B-3                                   4.00%*
               CLASS B-4                                   1.30%*

* includes overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the May 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE                   The first Distribution Date on which the Required
CLASS PRINCIPAL               Percentage (i.e., the sum of the outstanding
DISTRIBUTION                  principal balance of the subordinate Certificates
DATE                          and the O/C amount divided by the aggregate stated
                              principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement
                              Percentage (including O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              39.50%
                              or
                              (19.10%+0.65%)*2

TRIGGER EVENT                 The situation that exists with respect to any
                              Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 40 % and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage shown below.

                              DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
                              ---------------------------          ------------------------
                              May 2007 - April 2008                [3.25]% with respect to May 2007, plus an additional 1/12th of
                                                                   [1.50]% for each month thereafter
                              May 2008 - April 2009                [4.75]% with respect to May 2008, plus an additional 1/12th of
                                                                   [1.00]% for each month thereafter
                              May 2009 - April 2010                [5.75]% with respect to May 2009, plus an additional 1/12th of
                                                                   [0.25]% for each month thereafter
                              May 2010 and thereafter              [6.00]%

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


Aggregate Outstanding Principal Balance                                                                   $1,403,965,673
Aggregate Original Principal Balance                                                                      $1,409,653,499
Number of Mortgage Loans                                                                                       8,449


                                                  MINIMUM                          MAXIMUM                  AVERAGE (1)
                                                  -------                          -------                  -----------

Original Principal Balance                        $11,980                         $995,000                   $166,843
Outstanding Principal Balance                      $5,706                         $992,599                   $166,169

                                                  MINIMUM                          MAXIMUM              WEIGHTED AVERAGE (2)
                                                  -------                          -------              --------------------
Original Term (mos)                                 80                              360                         342
Stated Remaining Term (mos)                         75                              357                         338
Loan Age (mos)                                       3                               11                          4
Current Interest Rate                             4.990%                          13.750%                     7.309%
Initial Interest Rate Cap(4)                      1.000%                           5.000%                     1.858%
Periodic Rate Cap(4)                              1.000%                           2.000%                     1.001%
Gross Margin(4)                                   2.250%                           9.750%                     6.018%
Maximum Mortgage Rate(4)                          10.000%                         17.875%                     13.483%
Minimum Mortgage Rate(4)                          4.990%                          11.375%                     6.988%
Months to Roll(4)                                    1                               57                         23
Original Loan-to-Value                            17.65%                          100.00%                     82.63%
Credit Score (3)                                    498                             810                         640

                                                                                  EARLIEST                     LATEST
                                                                                  --------                     ------
Maturity Date                                                                     07/01/10                   01/01/34

LIEN POSITION                           PERCENT OF MORTGAGE POOL
-------------                           ------------------------
1st Lien                                                   91.58%
2nd Lien                                                    8.42

OCCUPANCY                               PERCENT OF MORTGAGE POOL
---------                               ------------------------
Primary                                                    94.59%
Second Home                                                 1.40
Investment                                                  4.01

LOAN TYPE                               PERCENT OF MORTGAGE POOL
---------                               ------------------------
Fixed Rate                                                 25.49%
ARM                                                        74.51

AMORTIZATION TYPE                       PERCENT OF MORTGAGE POOL
-----------------                       ------------------------
Fully Amortizing                                           85.01%
Interest-Only                                               6.70
Balloon                                                     8.30

YEAR OF ORIGINATION                     PERCENT OF MORTGAGE POOL
-------------------                     ------------------------
2003                                                       100.00%

LOAN PURPOSE                            PERCENT OF MORTGAGE POOL
------------                            ------------------------
Purchase                                                    48.95%
Refinance - Rate/Term                                       12.81
Refinance - Cashout                                         38.24

PROPERTY TYPE                           PERCENT OF MORTGAGE POOL
-------------                           ------------------------
Single Family                                              73.36%
Rowhouse                                                    0.01
Townhouse                                                   0.03
Condominium                                                 8.68
Two- to Four-Family                                         5.06
Manufactured Housing                                        0.23
Planned Unit Development                                   12.63

----------
(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                                AGGREGATE                               WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                PRINCIPAL    PERCENT OF     WEIGHTED     AVERAGE   PRINCIPAL   AVERAGE    FULL OR
                              NUMBER OF          BALANCE      MORTGAGE      AVERAGE      CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES    MORTGAGE LOANS      OUTSTANDING      POOL         COUPON       SCORE   OUTSTANDING    LTV        DOC
-----------------------    --------------      ------------     ----         ------       -----   -----------    ---        ---
5.500% or less                  114            $33,786,187      2.41%        5.382%        701     $296,370     78.74%     72.43%
5.501% to 6.000%                555            149,956,483      10.68         5.886        677      270,192      79.23      66.00
6.001% to 6.500%              1,078            258,466,082      18.41         6.363        656      239,764      79.18      53.40
6.501% to 7.000%              1,552            337,812,386      24.06         6.842        643      217,663      80.14      46.09
7.001% to 7.500%                990            195,409,958      13.92         7.337        623      197,384      82.40      51.76
7.501% to 8.000%                915            158,680,346      11.30         7.814        612      173,421      83.49      55.81
8.001% to 8.500%                584             80,081,753       5.70         8.312        609      137,126      86.06      64.10
8.501% to 9.000%                498             61,841,832       4.40         8.801        600      124,180      87.08      62.29
9.001% to 9.500%                258             23,445,106       1.67         9.333        611       90,873      89.35      67.01
9.501% to 10.000%               313             20,677,269       1.47         9.859        628       66,062      94.22      61.00
10.001% to 10.500%              268             15,805,695       1.13        10.415        646       58,976      96.29      45.80
10.501% to 11.000%              776             46,529,695       3.31        10.859        654       59,961      98.94      31.88
11.001% to 11.500%               97              3,804,304       0.27        11.297        639       39,220      98.40      36.78
11.501% to 12.000%              101              4,182,427       0.30        11.928        636       41,410      99.46      63.15
12.001% to 12.500%               93              3,754,064       0.27        12.373        667       40,366      99.51      26.71
12.501% to 13.000%              252              9,421,632       0.67        12.850        644       37,387      99.41      28.91
13.001% to 13.500%                3                178,874       0.01        13.250        667       59,625     100.00       0.00
13.501% to 14.000%                2                131,581       0.01        13.750        674       65,791      99.29       0.00
TOTAL:                        8,449          $1,403,965,673    100.00%        7.309%        640     $166,169     82.63%     53.77%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.309% per annum.





REMAINING MONTHS TO STATED MATURITY

                                AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED       PERCENT
RANGE OF       NUMBER OF        PRINCIPAL        PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE        FULL OR
REMAINING       MORTGAGE         BALANCE          MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL     ALTERNATIVE
TERMS (MONTHS)   LOANS         OUTSTANDING          POOL        COUPON       SCORE    OUTSTANDING       LTV           DOC
--------------   -----         -----------          ----        ------       -----    -----------       ---           ---
73 to 84             1       $       72,388         0.01%        8.750%       684       $ 72,388       100.00%       100.00%
169 to 180       2,316          135,326,435         9.64        10.092        659         58,431        95.79         47.10
229 to 240          24            2,811,774         0.20         7.116        630        117,157        75.03         46.75
349 to 360       6,108        1,265,755,076        90.16         7.011        638        207,229        81.24         54.49
TOTAL:           8,449       $1,403,965,673       100.00%        7.309%       640       $166,169        82.63%        53.77%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 75 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE     NUMBER OF          BALANCE      MORTGAGE    AVERAGE      CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS      OUTSTANDING      POOL      COUPON       SCORE     OUTSTANDING    LTV         DOC
-----------------------     --------------      -----------      ----      ------       -----     -----------    ---         ---
$50,000 or less                  1,307         $44,751,579       3.19%      10.597%       655      $34,240      96.20%     46.86%
$50,001 to $100,000              1,820         133,624,164       9.52        8.836        636       73,420      88.24      58.76
$100,001 to $150,000             1,518         189,238,064      13.48        7.699        630      124,663      83.23      59.59
$150,001 to $200,000             1,183         206,625,447      14.72        7.161        634      174,662      80.94      53.83
$200,001 to $250,000               851         189,992,721      13.53        6.993        634      223,258      80.65      53.53
$250,001 to $300,000               609         166,302,648      11.85        6.860        643      273,075      82.03      50.77
$300,001 TO $350,000               412         132,884,147       9.46        6.882        639      322,534      81.92      48.97
$350,001 to $400,000               271         101,478,979       7.23        6.802        644      374,461      82.19      50.53
$400,001 to $450,000               159          67,609,624       4.82        6.769        654      425,218      81.94      49.69
$450,001 to $500,000               161          77,379,845       5.51        6.689        648      480,620      80.67      49.01
$500,001 to $550,000                58          30,484,645       2.17        6.681        652      525,597      82.10      53.62
$550,001 to $600,000                53          30,579,752       2.18        6.624        656      576,976      79.41      56.64
$600,001 to $650,000                21          13,301,060       0.95        6.346        661      633,384      79.02      80.80
$650,001 to $700,000                 9           6,023,608       0.43        6.811        639      669,290      81.87      55.81
$700,001 to $750,000                 2           1,468,636       0.10        6.000        667      734,318      73.50      49.97
$750,001 to $800,000                10           7,761,662       0.55        6.385        663      776,166      75.64      80.07
$800,001 to $850,000                 2           1,628,744       0.12        6.437        759      814,372      72.69      50.10
$850,001 to $900,000                 1             897,881       0.06        7.250        683      897,881      75.00     100.00
$900,001 to $950,000                 1             939,867       0.07        6.375        665      939,867      69.81     100.00
$950,001 to $1,000,000               1             992,599       0.07        7.125        682      992,599      39.80       0.00
TOTAL:                           8,449      $1,403,965,673     100.00%       7.309%       640     $166,169      82.63%     53.77%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $5,706 to approximately $992,599 and the average outstanding principal balance of the Mortgage Loans was approximately $166,169.



PRODUCT TYPES

                                            AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                            NUMBER OF        BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
PRODUCT TYPES            MORTGAGE LOANS    OUTSTANDING      POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC
-------------            --------------    -----------      ----       ------       -----     -----------    ---         ---
15 Year Fixed Loans             177         $19,047,923       1.36%        7.293%       631     $107,615      74.75%     58.94%
20 Year Fixed Loans              20           2,185,346       0.16         7.307        613      109,267      73.14      60.15
30 Year Fixed Loans           1,206         220,176,867      15.68         7.119        648      182,568      78.71      59.53
Six-Month LIBOR Loans             9           3,085,557       0.22         7.012        662      342,840      67.26      40.47
1/29 LIBOR Loans                 3              399,156       0.03         7.525        585      133,052      77.48      69.45
2/28 LIBOR Loans              4,385         924,308,701      65.84         7.034        634      210,789      81.95      52.81
3/27 LIBOR Loans                236          48,397,782       3.45         6.901        633      205,075      80.29      50.30
5/25 LIBOR Loans                272          69,893,785       4.98         6.443        664      256,962      81.03      63.88
Balloon Loans                 2,141         116,470,557       8.30        10.544        664       54,400      99.22      45.15
TOTAL:                        8,449      $1,403,965,673     100.00%        7.309%       640     $166,169      82.63%     53.77%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                               AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                               PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                          NUMBER OF             BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE        MORTGAGE LOANS         OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING     LTV        DOC
---------------        --------------         -----------   ----------    -------     --------   -----------  --------  -----------
ARM                        4,905            $1,046,084,981    74.51%       6.988%        636     $213,269      81.77%      53.41%
Fixed Rate                 3,544               357,880,692    25.49        8.244         652      100,982      85.14       54.82
TOTAL:                     8,449            $1,403,965,673   100.00%       7.309%        640     $166,169      82.63%      53.77%


ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                              PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL            NUMBER OF         BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS     OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV        DOC
--------------------      --------------     -----------      ----        ------      -----   -----------     ---        ---
50.00% or less                  118          $16,830,318       1.20%      6.974%       614     $142,630     42.25%     53.15%
50.01% to 55.00%                 61           10,238,677       0.73       7.083        608      167,847      52.92      50.76
55.01% to 60.00%                 76           13,676,654       0.97       6.818        605      179,956      57.95      44.62
60.01% to 65.00%                138           25,400,987       1.81       6.874        613      184,065      63.05      41.55
65.01% to 70.00%                292           61,861,622       4.41       6.932        612      211,855      68.47      46.93
70.01% to 75.00%                414           90,229,124       6.43       6.960        623      217,945      74.07      44.75
75.01% to 80.00%              2,970          629,867,286      44.86       6.790        654      212,077      79.77      47.26
80.01% to 85.00%                624          124,260,940       8.85       7.268        604      199,136      84.24      70.46
85.01% to 90.00%                874          166,538,688      11.86       7.311        630      190,548      89.49      62.94
90.01% to 95.00%                715          127,654,256       9.09       7.728        632      178,537      94.70      71.43
95.01% to 100.00%             2,167          137,407,120       9.79       9.914        667       63,409      99.93      53.44
TOTAL:                        8,449       $1,403,965,673     100.00%      7.309%       640     $166,169     82.63%     53.77%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.65% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.42% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.28%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.80%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                                    WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                                            PRINCIPAL        PERCENT OF      WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    FULL OR
GEOGRAPHIC               NUMBER OF           BALANCE          MORTGAGE        AVERAGE     CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
DISTRIBUTION           MORTGAGE LOANS      OUTSTANDING          POOL          COUPON      SCORE   OUTSTANDING     LTV        DOC
------------           --------------      -----------          ----          ------      -----   -----------     ---        ---
Arizona                      268          $35,562,672           2.53%         7.576%       634     $132,697       85.73%     53.90%
Arkansas                      11            1,132,874            0.08          7.538       599      102,989       90.38      91.87
California                 4,491          872,037,071           62.11          7.079       649      194,174       81.99      50.31
Colorado                     135           19,688,936            1.40          7.355       615      145,844       84.60      65.89
Connecticut                   63           10,932,010            0.78          7.310       630      173,524       82.50      39.01
Delaware                      18            2,537,502            0.18          7.992       613      140,972       84.34      53.80
District of Columbia          29            4,595,838            0.33          7.643       615      158,477       74.61      51.73
Florida                      292           34,761,837            2.48          7.777       616      119,047       83.52      60.15
Georgia                      105           13,615,628            0.97          8.235       632      129,673       86.02      52.29
Idaho                         26            2,776,830            0.20          7.239       609      106,801       82.53      81.15
Illinois                     252           37,318,473            2.66          7.415       625      148,089       84.83      53.28
Indiana                       42            3,639,546            0.26          7.941       602       86,656       86.60      73.40
Iowa                           7              798,690            0.06          8.024       602      114,099       82.91      68.18
Kansas                        18            2,351,864            0.17          8.386       597      130,659       86.16      68.44
Kentucky                      23            2,191,134            0.16          7.521       621       95,267       88.24      69.80
Louisiana                    156           13,174,395            0.94          8.137       604       84,451       85.50      76.80
Maine                         10              829,193            0.06          8.035       607       82,919       82.31      74.08
Maryland                     226           33,751,811            2.40          7.900       628      149,344       85.73      61.22
Massachusetts                 63           11,046,903            0.79          7.519       643      175,348       80.00      46.36
Michigan                      93           11,446,936            0.82          8.060       595      123,085       84.88      71.85
Minnesota                     35            6,128,720            0.44          7.387       620      175,106       87.29      62.84
Mississippi                   41            3,196,277            0.23          7.952       609       77,958       85.00      89.50
Missouri                      31            3,109,426            0.22          8.706       606      100,304       84.86      62.53
Montana                       43            4,493,204            0.32          7.528       639      104,493       82.70      70.66
Nebraska                       6              566,814            0.04          8.106       598       94,469       86.55      77.40
Nevada                       172           24,560,252            1.75          7.450       654      142,792       85.06      52.42
New Hampshire                 14            2,626,567            0.19          7.403       641      187,612       81.35      35.15
New Jersey                   145           28,464,468            2.03          7.632       611      196,307       81.38      68.10
New Mexico                    15            2,195,704            0.16          7.714       615      146,380       84.55      74.47
New York                     235           50,649,192            3.61          7.331       640      215,528       78.73      53.22
North Carolina                89            9,906,695            0.71          8.241       635      111,311       86.72      60.78
Ohio                          54            5,911,059            0.42          7.923       616      109,464       90.63      70.03
Oklahoma                      37            3,547,177            0.25          7.724       611       95,870       85.21      70.35
Oregon                        59            8,351,984            0.59          7.579       639      141,559       84.48      74.94
Pennsylvania                 197           22,694,309            1.62          7.925       606      115,200       82.89      69.97
Rhode Island                  14            1,871,543            0.13          7.351       616      133,682       80.39      60.23
South Carolina                25            2,175,174            0.15          8.255       607       87,007       86.58      77.39
South Dakota                   4              474,107            0.03          6.465       625      118,527       78.88     100.00
Tennessee                     93           10,918,141            0.78          7.897       617      117,399       82.60      70.75
Texas                        369           39,086,280            2.78          7.782       624      105,925       82.17      58.99
Utah                          35            4,791,443            0.34          7.703       651      136,898       87.85      50.41
Vermont                        5              836,640            0.06          7.239       618      167,328       84.51      63.60
Virginia                     235           34,344,670            2.45          7.916       628      146,148       84.32      47.92
Washington                   108           12,627,908            0.90          7.182       655      116,925       83.59      57.09
West Virginia                  8              788,472            0.06          8.229       661       98,559       81.12      65.23
Wisconsin                     48            4,848,744            0.35          7.916       641      101,016       87.54      71.67
Wyoming                        4              610,562            0.04          6.853       626      152,641       79.37      29.88
TOTAL:                     8,449       $1,403,965,673          100.00%         7.309%      640     $166,169       82.63%     53.77%

No more than approximately 0.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

                                          AGGREGATE                                 WEIGHTED      AVERAGE    WEIGHTED     PERCENT
                                          PRINCIPAL      PERCENT OF     WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE     FULL OR
                           NUMBER OF        BALANCE       MORTGAGE      AVERAGE      CREDIT       BALANCE    ORIGINAL   ALTERNATIVE
LOAN PURPOSE            MORTGAGE LOANS    OUTSTANDING       POOL         COUPON       SCORE     OUTSTANDING     LTV         DOC
------------            --------------    -----------       ----         ------       -----     -----------     ---         ---
Purchase                   4,627          $687,211,493      48.95%        7.413%       662        $148,522     84.57%      46.11%
Refinance - Cashout        2,823           536,904,101      38.24         7.208        618         190,189      80.60      60.68
Refinance - Rate Term        999           179,850,079      12.81         7.207        620         180,030      81.24      62.38
TOTAL:                     8,449        $1,403,965,673     100.00%        7.309%       640        $166,169     82.63%      53.77%





PROPERTY TYPE

                                             AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE     FULL OR
                           NUMBER OF          BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
PROPERTY TYPE            MORTGAGE LOANS     OUTSTANDING        POOL       COUPON       SCORE     OUTSTANDING     LTV         DOC
-------------            --------------     -----------        ----       ------       -----     -----------     ---         ---
Single Family Detached        6,208      $1,029,958,118       73.36%       7.314%       637        $165,908      82.40%      53.67%
Rowhouse                          2             130,573        0.01        8.780        607          65,286      90.00      100.00
Townhouse                         4             369,445        0.03        8.037        589          92,361      83.71       73.78
Condominium                     847         121,913,575        8.68        7.148        656         143,936      83.84       50.14
Two- to Four-Family             351          71,001,912        5.06        7.330        663         202,285      80.26       50.21
Manufactured Housing             33           3,202,406        0.23        7.415        636          97,043      76.36       72.25
Planned Unit Development      1,004         177,389,645       12.63        7.376        640         176,683      84.18       57.86
TOTAL:                        8,449      $1,403,965,673      100.00%       7.309%       640        $166,169      82.63%      53.77%

DOCUMENTATION

                                             AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED      AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE       CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
DOCUMENTATION            MORTGAGE LOANS     OUTSTANDING        POOL       COUPON        SCORE    OUTSTANDING     LTV         DOC
-------------            --------------     -----------        ----       ------        -----    -----------     ---         ---
Full Documentation            4,224        $677,306,790       48.24%       7.241%       625        $160,347      83.61%     100.00%
Streamlined
  Documentation               2,077         293,212,350       20.88        7.731        675         141,171      83.71        0.00
Stated Documentation            948         195,971,113       13.96        7.029        638         206,721      76.17        0.00
Limited Documenation            461          94,829,695        6.75        7.180        638         205,704      83.79        0.00
Full/Alt Documentation          359          77,570,837        5.53        7.118        640         216,075      83.48      100.00
Lite Documentation              380          65,074,887        4.64        7.367        646         171,250      84.28        0.00
TOTAL:                        8,449      $1,403,965,673      100.00%       7.309%       640        $166,169      82.63%      53.77%




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

OCCUPANCY

                                             AGGREGATE                                WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED      AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                        NUMBER OF             BALANCE         MORTGAGE    AVERAGE       CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
OCCUPANCY            MORTGAGE LOANS         OUTSTANDING         POOL      COUPON        SCORE    OUTSTANDING     LTV         DOC
---------            --------------         -----------         ----      ------        -----    -----------     ---         ---
Primary                       7,961      $1,327,990,833       94.59%       7.313%       638        $166,812      82.75%     53.85%
Investment                      366          56,291,323        4.01        7.292        663         153,801      79.18      57.46
Second Home                     122          19,683,517        1.40        7.070        679         161,340      84.07      37.95
TOTAL:                        8,449      $1,403,965,673      100.00%       7.309%       640        $166,169      82.63%     53.77%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                          AGGREGATE                                   WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                                          PRINCIPAL      PERCENT OF      WEIGHTED      AVERAGE    PRINCIPAL    AVERAGE     FULL OR
MORTGAGE LOAN AGE       NUMBER OF          BALANCE        MORTGAGE       AVERAGE       CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
(MONTHS)             MORTGAGE LOANS      OUTSTANDING        POOL          COUPON        SCORE    OUTSTANDING     LTV         DOC
---------            --------------      -----------        ----          ------        -----    -----------     ---         ---
3                            1,955         $332,707,705       23.70%      7.243%           638     $170,183      83.43%      53.65%
4                            2,505          415,936,912       29.63       7.367            637      166,043      82.51       51.72
5                            2,473          397,323,389       28.30       7.362            639      160,665      82.54       54.52
6                             1287          218,455,231       15.56       7.256            647      169,740      82.01       56.73
7                              197           34,604,866        2.46       6.990            660      175,659      81.46       52.58
8                               24            3,909,078        0.28       6.974            679      162,878      82.49       52.43
9                                4              621,027        0.04       6.956            605      155,257      70.46        8.88
10                               2               86,366        0.01       8.050            623       43,183      83.63      100.00
11                               2              321,099        0.02       7.879            626      160,549      88.38      100.00
TOTAL:                       8,449       $1,403,965,673      100.00%      7.309%           640     $166,169      82.63%      53.77%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL       PERCENT OF    WEIGHTED      AVERAGE   PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT         NUMBER OF       BALANCE         MORTGAGE      AVERAGE       CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM             MORTGAGE LOANS   OUTSTANDING         POOL        COUPON        SCORE   OUTSTANDING      LTV         DOC
------------             --------------   -----------         ----        ------        -----   -----------      ---         ---
None                          1,797        $251,958,388       17.95%       7.880%          629     $140,211      83.91%      55.07%
12 Months                       266          57,758,133        4.11        7.171           661      217,136      80.86       50.41
24 Months                     4,208         776,010,016       55.27        7.123           639      184,413      82.70       52.47
36 Months                     2,177         317,819,967       22.64        7.333           648      145,990      81.75       56.58
60 Months                         1             419,169        0.03        7.500           602      419,169      85.00        0.00
TOTAL:                        8,449      $1,403,965,673      100.00%       7.309%          640     $166,169      82.63%      53.77%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.





CREDIT SCORES

                                           AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL       PERCENT OF    WEIGHTED      AVERAGE   PRINCIPAL     AVERAGE     FULL OR
                            NUMBER OF       BALANCE         MORTGAGE      AVERAGE       CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES   MORTGAGE LOANS   OUTSTANDING         POOL        COUPON        SCORE   OUTSTANDING      LTV         DOC
----------------------   --------------   -----------         ----        ------        -----   -----------      ---         ---
498 to 500                        8        $1,182,466          0.08%       7.929%       499       $147,808      76.36%      68.07%
501 to 525                      301        50,374,121          3.59        8.058        514        167,356      77.08       78.45
526 to 550                      360        62,463,465          4.45        7.860        539        173,510      77.55       79.77
551 to 575                      535        93,321,629          6.65        7.499        563        174,433      81.18       71.22
576 to 600                      904       139,657,746          9.95        7.537        589        154,489      82.19       73.39
601 to 625                    1,225       203,155,409         14.47        7.404        614        165,841      82.82       61.89
626 to 650                    1,536       247,259,394         17.61        7.384        638        160,976      83.95       48.34
651 to 675                    1,394       237,543,231         16.92        7.183        663        170,404      83.41       39.52
676 to 700                      907       151,954,235         10.82        7.070        687        167,535      83.66       42.97
701 to 725                      597       100,566,896          7.16        6.967        712        168,454      83.31       41.45
726 to 750                      357        59,422,857          4.23        6.807        737        166,451      83.90       39.77
751 to 775                      251        43,457,395          3.10        6.842        763        173,137      81.96       41.04
776 to 800                       70        12,600,815          0.90        6.617        784        180,012      80.90       59.11
801 to 810                        4         1,006,014          0.07        6.056        804        251,503      79.50       74.26
TOTAL:                        8,449    $1,403,965,673        100.00%       7.309%       640       $166,169      82.63%      53.77%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 498 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

                                           AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL       PERCENT OF    WEIGHTED      AVERAGE   PRINCIPAL     AVERAGE     FULL OR
                         NUMBER OF          BALANCE         MORTGAGE      AVERAGE       CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE          MORTGAGE LOANS      OUTSTANDING         POOL        COUPON        SCORE   OUTSTANDING      LTV         DOC
------------          --------------   --------------         ----        ------        -----   -----------      ---         ---
AA                         4,041         $675,980,730         48.15%       7.100%       687       $167,281      83.70%      41.24%
A                          2,178          359,884,908         25.63        7.356        627        165,236      83.09       56.21
A-                           831          124,863,669          8.89        7.565        594        150,257      82.19       73.48
B+                           624          110,789,677          7.89        7.432        569        177,548      81.78       70.13
B                            720          122,808,071          8.75        7.851        538        170,567      77.32       78.87
C+                             1               99,375          0.01        7.500        586         99,375      75.00      100.00
C                             54            9,539,243          0.68        8.518        552        176,653      73.29       77.36
TOTAL:                     8,449       $1,403,965,673        100.00%       7.309%       640       $166,169      82.63%      53.77%


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                           PRINCIPAL       PERCENT OF    WEIGHTED      AVERAGE   PRINCIPAL     AVERAGE     FULL OR
RANGE OF                NUMBER OF           BALANCE         MORTGAGE      AVERAGE       CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
GROSS MARGINS         MORTGAGE LOANS       OUTSTANDING         POOL        COUPON        SCORE   OUTSTANDING      LTV         DOC
-----------------    --------------       -----------         ----        ------        -----    -----------      ---         ---
2.001% to 2.500%              1              $250,124          0.02%       7.250%       678       $250,124      80.00%       0.00%
4.001% to 4.500%             37            11,880,963          1.14        6.032        672        321,107      69.39       53.25
4.501% to 5.000%            561           139,145,861         13.30        6.270        666        248,032      79.73       59.47
5.001% to 5.500%            713           170,391,376         16.29        6.424        647        238,978      79.18       60.44
5.501% to 6.000%            886           204,639,963         19.56        6.681        640        230,971      79.93       45.23
6.001% to 6.500%          1,166           247,388,233         23.65        7.126        635        212,168      82.36       48.29
6.501% to 7.000%            766           146,029,889         13.96        7.500        617        190,640      85.58       54.79
7.001% to 7.500%            387            68,514,745          6.55        7.991        606        177,041      86.09       57.03
7.501% to 8.000%            330            49,498,682          4.73        8.537        594        149,996      86.10       62.78
8.001% to 8.500%             37             4,842,256          0.46        8.761        588        130,872      83.46       53.52
8.501% to 9.000%             15             2,741,273          0.26        9.062        638        182,752      90.18       50.23
9.001% to 9.500%              4               457,188          0.04        9.656        540        114,297      84.91       79.56
9.501% to 10.000%             2               304,428          0.03        9.869        609        152,214      84.99       33.29
TOTAL:                    4,905        $1,046,084,981        100.00%       6.988%       636       $213,269      81.77%      53.41%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.018% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
RANGE OF MAXIMUM      NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
MORTGAGE RATES      MORTGAGE LOANS    OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-----------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
12.000% or less                117      $34,897,653         3.34%     5.459%       696      $298,271      79.26%        70.70%
12.001% to 12.500%             507      136,205,503        13.02      5.895        675       268,650      79.62         65.83
12.501% to 13.000%             828      201,809,557        19.29      6.361        653       243,731      80.47         51.89
13.001% to 13.500%            1172      263,013,393        25.14      6.843        640       224,414      81.01         42.84
13.501% to 14.000%             784      161,714,737        15.46      7.336        620       206,269      82.64         51.80
14.001% to 14.500%             676      123,716,770        11.83      7.817        609       183,013      84.08         53.72
14.501% to 15.000%             392       61,420,042         5.87      8.312        596       156,684      85.04         62.78
15.001% to 15.500%             280       44,414,122         4.25      8.758        585       158,622      85.76         58.94
15.501% to 16.000%              83       11,042,076         1.06      9.278        571       133,037      83.51         63.63
16.001% to 16.500%              46        5,399,645         0.52      9.683        563       117,384      84.84         58.83
16.501% to 17.000%              15        1,854,768         0.18     10.344        566       123,651      82.79         63.31
17.001% to 17.500%               3          393,301         0.04     10.745        523       131,100      78.83        100.00
17.501% to 18.000%               2          203,414         0.02     11.316        532       101,707      81.07        100.00
TOTAL:                       4,905   $1,046,084,981       100.00%     6.988%       636      $213,269      81.77%        53.41%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 17.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.483% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                       PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
      NEXT             NUMBER OF        BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
 ADJUSTMENT DATE    MORTGAGE LOANS    OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-----------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
May 2004                         4         $839,608         0.08%     7.198%       659      $209,902      83.45%        37.46%
July 2004                        2        1,311,663         0.13      7.034        673       655,831      47.04          0.00
September 2004                   1          103,027         0.01      8.240        683       103,027      90.00        100.00
October 2004                     2          831,259         0.08      6.639        644       415,629      80.00        100.00
December 2004                    2          277,210         0.03      7.371        606       138,605      82.97        100.00
January 2005                     1          121,946         0.01      7.875        539       121,946      65.00          0.00
May 2005                         1           72,410         0.01      8.750        620        72,410     100.00        100.00
June 2005                        1           69,083         0.01      7.375        620        69,083      79.64        100.00
July 2005                        2          347,752         0.03      6.857        546       173,876      71.33          0.00
August 2005                     12        2,217,737         0.21      7.019        687       184,811      83.36         25.98
September 2005                  73       16,037,076         1.53      6.724        652       219,686      81.20         49.45
October 2005                   608      128,050,629        12.24      7.085        638       210,610      81.81         54.82
November 2005                1,242      252,349,875        24.12      7.084        633       203,180      81.82         53.36
December 2005                1,383      294,818,368        28.18      7.062        631       213,173      81.60         51.99
January 2006                 1,063      230,345,771        22.02      6.936        634       216,694      82.67         52.70
May 2006                         1          248,689         0.02      7.625        628       248,689      85.00        100.00
September 2006                   3          406,273         0.04      6.997        697       135,424      84.10         75.26
October 2006                    37        7,182,772         0.69      6.818        614       194,129      80.70         76.46
November 2006                   71       15,745,647         1.51      6.859        636       221,770      79.41         39.86
December 2006                   66       12,564,926         1.20      6.955        643       190,378      80.90         45.76
January 2007                    58       12,249,475         1.17      6.930        627       211,198      80.35         51.20
September 2008                   9        2,556,888         0.24      6.349        654       284,099      82.82         50.79
October 2008                    58       16,257,897         1.55      6.331        667       280,309      80.87         65.43
November 2008                   83       19,824,213         1.90      6.530        659       238,846      79.89         64.82
December 2008                   67       16,514,569         1.58      6.507        668       246,486      81.06         62.67
January 2009                    55       14,740,217         1.41      6.395        661       268,004      82.42         64.55
TOTAL:                       4,905   $1,046,084,981       100.00%     6.988%       636      $213,269      81.77%        53.41%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $539,464,778
Aggregate Original Principal Balance                                $541,549,405
Number of Mortgage Loans                                                   2,610

                                  MINIMUM      MAXIMUM     AVERAGE (1)
                                  -------     --------     -----------
Original Principal Balance        $11,980     $995,000        $207,490
Outstanding Principal Balance     $11,970     $992,599        $206,691

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM     AVERAGE (2)
                                  -------     --------     -----------
Original Term (mos)                    80          360             338
Stated Remaining Term (mos)            75          357             333
Loan Age (mos)                          3            9               4
Current Interest Rate               4.990%      13.750%          7.346%
Initial Interest Rate Cap(4)        1.000%       5.000%          1.923%
Periodic Rate Cap(4)                1.000%       1.500%          1.001%
Gross Margin(4)                     4.125%       9.750%          6.001%
Maximum Mortgage Rate(4)           11.100%      17.875%         13.456%
Minimum Mortgage Rate(4)            4.990%      11.375%          6.959%
Months to Roll(4)                       1           57              23
Original Loan-to-Value              19.33%      100.00%          83.06%
Credit Score (3)                      499          803             641

                        EARLIEST           LATEST
                        --------           ------
Maturity Date           07/01/10           01/01/34

LIEN POSITION                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
1st Lien                                                                  88.83%
2nd Lien                                                                  11.17

OCCUPANCY                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Primary                                                                   96.11%
Second Home                                                                1.29
Investment                                                                 2.60

LOAN TYPE                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Fixed Rate                                                                26.48%
ARM                                                                       73.52

AMORTIZATION TYPE                                      PERCENT OF MORTGAGE POOL
-----------------                                      ------------------------
Fully Amortizing                                                          79.43%
Interest-Only                                                              9.49
Balloon                                                                   11.08

YEAR OF ORIGINATION                                    PERCENT OF MORTGAGE POOL
-------------------                                    ------------------------
2003                                                                     100.00%

LOAN PURPOSE                                           PERCENT OF MORTGAGE POOL
------------                                           ------------------------
Purchase                                                                  47.49%
Refinance - Rate/Term                                                     12.21
Refinance - Cashout                                                       40.30

PROPERTY TYPE                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
Single Family                                                             76.47%
Rowhouse                                                                   0.01
Townhouse                                                                  0.01
Condominium                                                                6.26
Two- to Four-Family                                                        2.49
Manufactured Housing                                                       0.14
Planned Unit Development                                                  14.62

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                       AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
    RANGE OF          NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
 MORTGAGE RATES     MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
5.500% or less                  40    $16,809,641           3.12%     5.361%       703      $420,241      78.39%        67.82%
5.501% to 6.000%               177     71,585,074          13.27      5.891        676       404,435      79.60         65.46
6.001% to 6.500%               288     98,420,646          18.24      6.356        651       341,738      78.90         54.42
6.501% to 7.000%               403    119,360,557          22.13      6.838        644       296,180      80.65         45.62
7.001% to 7.500%               241     60,129,876          11.15      7.333        618       249,502      82.16         49.47
7.501% to 8.000%               260     49,354,521           9.15      7.813        613       189,825      83.09         56.95
8.001% to 8.500%               215     31,353,316           5.81      8.322        612       145,829      86.94         66.83
8.501% to 9.000%               220     28,340,068           5.25      8.783        609       128,818      88.09         65.05
9.001% to 9.500%               125     12,269,929           2.27      9.347        617        98,159      90.56         62.34
9.501% to 10.000%              132     11,153,214           2.07      9.856        622        84,494      93.74         66.59
10.001% to 10.500%             105      8,396,774           1.56     10.415        643        79,969      95.22         43.69
10.501% to 11.000%             290     25,075,999           4.65     10.854        650        86,469      98.36         32.95
11.001% to 11.500%              18      1,537,291           0.28     11.312        637        85,405      96.48         39.06
11.501% to 12.000%              21      1,301,721           0.24     11.934        631        61,987      98.92         62.58
12.001% to 12.500%              22      1,357,158           0.25     12.386        657        61,689      99.63         48.70
12.501% to 13.000%              48      2,708,539           0.50     12.850        658        56,428      98.80         18.98
13.001% to 13.500%               3        178,874           0.03     13.250        667        59,625     100.00          0.00
13.501% to 14.000%               2        131,581           0.02     13.750        674        65,791      99.29          0.00
TOTAL:                       2,610   $539,464,778         100.00%     7.346%       641      $206,691      83.06%        54.33%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.346% per annum.

REMAINING MONTHS TO STATED MATURITY

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
     RANGE                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
  OF REMAINING        NUMBER OF          BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
 TERMS (MONTHS)     MORTGAGE LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
73 to 84                         1          $72,388         0.01%     8.750%       684       $72,388     100.00%       100.00%
169 to 180                     788       66,553,704        12.34     10.054        661        84,459      96.55         46.70
229 to 240                       8          832,730         0.15      7.274        612       104,091      78.90         70.08
349 to 360                   1,813      472,005,956        87.50      6.964        638       260,345      81.16         55.38
TOTAL:                       2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 75 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 333 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
      RANGE OF                              PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
ORIGINAL MORTGAGE LOAN     NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
  PRINCIPAL BALANCES     MORTGAGE LOANS    OUTSTANDING        POOL      COUPON     SCORE      OUTSTANDING     LTV          DOC
----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
$50,000 or less                     216       $7,618,386         1.41%     9.551%       628       $35,270      84.55%        59.29%
$50,001 to $100,000                 892       68,137,339        12.63      9.132        636        76,387      90.21         57.86
$100,001 to $150,000                469       56,904,460        10.55      8.645        631       121,331      87.60         58.63
$150,001 to $200,000                121       20,697,452         3.84      7.926        608       171,053      83.94         64.43
$200,001 to $250,000                 40        8,752,996         1.62      7.747        601       218,825      78.60         54.23
$250,001 to $300,000                 37       10,047,912         1.86      7.499        606       271,565      82.11         56.44
$300,001 to $350,000                119       40,436,710         7.50      6.934        634       339,804      80.95         47.02
$350,001 to $400,000                251       93,890,130        17.40      6.760        644       374,064      82.47         51.03
$400,001 to $450,000                152       64,667,898        11.99      6.755        652       425,447      82.00         49.37
$450,001 to $500,000                157       75,389,012        13.97      6.697        647       480,185      80.80         48.32
$500,001 to $550,000                 58       30,484,645         5.65      6.681        652       525,597      82.10         53.62
$550,001 to $600,000                 51       29,423,779         5.45      6.607        653       576,937      79.39         56.84
$600,001 to $650,000                 21       13,301,060         2.47      6.346        661       633,384      79.02         80.80
$650,001 to $700,000                  9        6,023,608         1.12      6.811        639       669,290      81.87         55.81
$700,001 to $750,000                  2        1,468,636         0.27      6.000        667       734,318      73.50         49.97
$750,001 to $800,000                 10        7,761,662         1.44      6.385        663       776,166      75.64         80.07
$800,001 to $850,000                  2        1,628,744         0.30      6.437        759       814,372      72.69         50.10
$850,001 to $900,000                  1          897,881         0.17      7.250        683       897,881      75.00        100.00
$900,001 to $950,000                  1          939,867         0.17      6.375        665       939,867      69.81        100.00
$950,001 to $1,000,000                1          992,599         0.18      7.125        682       992,599      39.80          0.00
TOTAL:                            2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,970 to approximately $992,599 and the average outstanding principal balance of the Mortgage Loans was approximately $206,691.

PRODUCT TYPES

                                            AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                           NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
PRODUCT TYPES            MORTGAGE LOANS    OUTSTANDING        POOL      COUPON     SCORE      OUTSTANDING     LTV          DOC
----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
15 Year Fixed Loans                  57       $6,972,086         1.29%     7.315%       626      $122,317      76.31%        53.14%
20 Year Fixed Loans                   7          713,074         0.13      7.446        596       101,868      78.72         81.84
30 Year Fixed Loans                 357       75,400,674        13.98      6.992        651       211,206      78.26         62.78
Six-Month LIBOR Loans                 4        2,072,048         0.38      6.930        679       518,012      60.50         32.81
1/29 LIBOR Loans                      2          176,905         0.03      8.341        552        88,452      74.32         31.07
2/28 LIBOR Loans                  1,306      346,114,667        64.16      7.025        633       265,019      82.07         54.52
3/27 LIBOR Loans                     66       18,158,419         3.37      6.886        633       275,128      79.08         41.88
5/25 LIBOR Loans                     78       30,083,243         5.58      6.236        670       385,683      80.69         56.45
Balloon Loans                       733       59,773,663        11.08     10.364        666        81,547      98.88         45.92
TOTAL:                            2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                            AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                           NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE          MORTGAGE LOANS    OUTSTANDING        POOL      COUPON     SCORE      OUTSTANDING     LTV          DOC
----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
ARM                               1,456     $396,605,282        73.52%     6.959%       636      $272,394      81.71%        53.97%
Fixed Rate                        1,154      142,859,496        26.48      8.421        656       123,795      86.80         55.35
TOTAL:                            2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
RANGE OF ORIGINAL          NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS    OUTSTANDING        POOL      COUPON     SCORE      OUTSTANDING     LTV          DOC
----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
50.00% or less                       40       $6,716,668         1.25%     7.025%       622      $167,917      40.72%        37.74%
50.01% to 55.00%                     15        2,687,003         0.50      7.341        586       179,134      53.81         58.52
55.01% to 60.00%                     22        4,381,265         0.81      6.813        598       199,148      57.75         54.40
60.01% to 65.00%                     50        9,539,178         1.77      6.871        605       190,784      63.34         41.35
65.01% to 70.00%                    100       26,402,659         4.89      6.822        631       264,027      68.35         50.09
70.01% to 75.00%                    154       41,075,861         7.61      6.951        632       266,726      74.18         40.55
75.01% to 80.00%                    760      218,241,691        40.46      6.685        653       287,160      79.65         49.06
80.01% to 85.00%                    214       48,185,535         8.93      7.267        607       225,166      84.27         70.79
85.01% to 90.00%                    300       64,338,656        11.93      7.373        630       214,462      89.46         61.81
90.01% to 95.00%                    273       57,234,458        10.61      7.779        634       209,650      94.67         71.22
95.01% to 100.00%                   682       60,661,803        11.24      9.994        667        88,947      99.94         51.25
TOTAL:                            2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.17% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.93%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION   MORTGAGE LOANS    OUTSTANDING        POOL      COUPON     SCORE      OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
Arizona                               65      $12,001,591         2.22%     7.460%       631      $184,640      85.18%        55.43%
Arkansas                               5          363,730         0.07      8.014        597        72,746      87.34         86.80
California                         1,457      366,517,067        67.94      7.139        649       251,556      83.00         51.69
Colorado                              27        4,987,305         0.92      7.466        603       184,715      87.39         58.74
Connecticut                           19        3,586,373         0.66      7.614        615       188,756      78.91         23.98
Delaware                               8          717,083         0.13      8.847        597        89,635      82.70         67.14
District of Columbia                   4          757,100         0.14      7.717        606       189,275      87.87        100.00
Florida                               95       11,100,356         2.06      8.081        607       116,846      85.20         73.33
Georgia                               26        4,132,451         0.77      8.251        655       158,940      83.88         29.55
Idaho                                  5          600,846         0.11      6.501        619       120,169      77.28         28.44
Illinois                              44        9,325,441         1.73      7.581        626       211,942      85.89         52.42
Indiana                               15        1,009,886         0.19      7.939        621        67,326      84.01         49.63
Iowa                                   2          133,740         0.02      7.044        611        66,870      87.39        100.00
Kansas                                10        1,293,457         0.24      8.829        594       129,346      88.14         72.90
Kentucky                               9          814,232         0.15      7.857        629        90,470      84.02         58.43
Louisiana                             54        4,076,342         0.76      8.637        589        75,488      86.20         79.28
Maine                                  5          293,659         0.05      8.339        604        58,732      85.78         88.86
Maryland                              61       11,740,986         2.18      7.682        624       192,475      85.79         69.28
Massachusetts                         13        2,315,802         0.43      8.340        681       178,139      79.06         29.17
Michigan                              49        6,094,466         1.13      8.012        591       124,377      83.61         63.23
Minnesota                              4          955,929         0.18      7.982        651       238,982      89.98         48.72
Mississippi                           21        1,334,066         0.25      8.294        588        63,527      84.48         85.90
Missouri                              20        2,138,004         0.40      8.707        607       106,900      82.54         69.39
Montana                               16        1,384,072         0.26      7.975        618        86,505      80.25         81.82
Nebraska                               1           49,889         0.01      8.990        542        49,889      78.13        100.00
Nevada                                40        7,895,418         1.46      7.260        661       197,385      82.73         39.71
New Hampshire                          3          572,973         0.11      8.150        661       190,991      83.10         21.54
New Jersey                            39       10,263,120         1.90      7.309        613       263,157      81.00         81.02
New Mexico                             2          492,278         0.09      7.072        637       246,139      83.78        100.00
New York                              51       15,805,355         2.93      7.363        663       309,909      78.11         54.27
North Carolina                        20        2,569,117         0.48      8.273        625       128,456      86.00         33.80
Ohio                                  22        1,993,974         0.37      8.061        606        90,635      88.17         87.71
Oklahoma                              15        1,221,122         0.23      8.020        583        81,408      86.76         68.03
Oregon                                13        2,712,198         0.50      7.631        649       208,631      84.41         96.01
Pennsylvania                          90        8,752,506         1.62      8.124        603        97,250      81.88         75.52
Rhode Island                           2          268,710         0.05      7.255        603       134,355      71.31         41.42
South Carolina                        13        1,018,641         0.19      8.888        597        78,357      86.81         79.04
Tennessee                             49        5,721,173         1.06      7.953        622       116,759      77.46         65.98
Texas                                 95       13,968,122         2.59      7.846        627       147,033      83.21         63.50
Utah                                  10        1,222,123         0.23      8.014        686       122,212      85.79         32.00
Vermont                                2          181,375         0.03      6.943        612        90,687      82.38         51.96
Virginia                              75       12,410,033         2.30      8.059        616       165,467      84.24         44.52
Washington                            24        3,426,150         0.64      7.107        654       142,756      77.41         30.83
Wisconsin                              9          947,296         0.18      8.290        618       105,255      84.46         87.04
Wyoming                                1          299,220         0.06      6.500        588       299,220      70.47          0.00
TOTAL:                             2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

No more than approximately 1.18% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE              MORTGAGE LOANS    OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
Purchase                           1,334     $256,200,558        47.49%     7.483%       663      $192,054      85.46%        49.99%
Refinance - Cashout                  955      217,399,878        40.30      7.206        621       227,644      80.65         59.02
Refinance - Rate Term                321       65,864,342        12.21      7.274        623       205,185      81.65         55.77
TOTAL:                             2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

PROPERTY TYPE

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE             MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
Single Family Detached             2,003     $412,527,951        76.47%     7.330%       639      $205,955      82.65%        53.90%
Rowhouse                               1           40,391         0.01      9.125        723        40,391      90.00        100.00
Townhouse                              1           47,412         0.01      7.750        679        47,412      89.98        100.00
Condominium                          191       33,785,081         6.26      7.371        651       176,885      85.19         45.94
Two- to Four-Family                   81       13,414,638         2.49      7.851        666       165,613      83.58         64.86
Manufactured Housing                  11          771,050         0.14      8.205        594        70,095      76.53         86.41
Planned Unit Development             322       78,878,254        14.62      7.324        643       244,964      84.22         58.03
TOTAL:                             2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

DOCUMENTATION

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION             MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
Full Documentation                 1,317     $246,774,979        45.74%     7.294%       627      $187,377      84.18%       100.00%
Streamlined Documentation            552       98,174,932        18.20      7.945        674       177,853      84.34          0.00
Stated Documentation                 275       69,308,117        12.85      7.005        638       252,030      76.49          0.00
Limited Documenation                 195       54,311,115        10.07      7.170        640       278,519      83.31          0.00
Full/Alt Documentation               163       46,339,012         8.59      7.053        648       284,288      83.09        100.00
Lite Documentation                   108       24,556,623         4.55      7.373        653       227,376      84.55          0.00
TOTAL:                             2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

OCCUPANCY

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
OCCUPANCY                 MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
Primary                            2,470     $518,492,004        96.11%     7.340%       640      $209,916      83.16%        54.66%
Investment                           108       14,005,374         2.60      7.612        662       129,679      80.14         61.08
Second Home                           32        6,967,400         1.29      7.264        667       217,731      81.44         16.43
TOTAL:                             2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
MORTGAGE LOAN AGE           NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
(MONTHS)                  MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
3                                    612     $129,121,425        23.94%     7.269%       641      $210,983      84.02%        53.00%
4                                    802      159,121,699        29.50      7.485        636       198,406      83.31         52.78
5                                    745      150,103,023        27.82      7.378        642       201,481      83.11         55.10
6                                    384       85,541,056        15.86      7.211        646       222,763      81.44         58.95
7                                     56       13,543,498         2.51      6.984        662       241,848      80.76         48.17
8                                      9        1,872,386         0.35      7.113        686       208,043      80.87         52.85
9                                      2          161,691         0.03      7.486        636        80,846      82.63         34.11
TOTAL:                             2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
ORIGINAL PREPAYMENT         NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM              MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
None                                 507      $92,896,179        17.22%    7.967%        633      $183,227      84.46%        54.06%
12 Months                             84       24,852,930         4.61     7.173         666       295,868      80.54         52.11
24 Months                          1,341      300,225,219        55.65     7.186         639       223,882      83.26         53.88
36 Months                            677      121,071,281        22.44     7.300         649       178,835      81.99         56.32
60 Months                              1          419,169         0.08     7.500         602       419,169      85.00          0.00
TOTAL:                             2,610     $539,464,778       100.00%    7.346%        641      $206,691      83.06%        54.33%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
499 to 500                             3         $339,180         0.06%     7.783%       500      $113,060      74.46%       100.00%
501 to 525                           115       19,162,382         3.55      8.122        514       166,629      76.71         71.78
526 to 550                           136       25,034,422         4.64      7.872        539       184,077      77.43         76.58
551 to 575                           185       32,347,896         6.00      7.721        563       174,853      83.24         70.42
576 to 600                           297       50,308,845         9.33      7.595        588       169,390      82.62         68.69
601 to 625                           373       77,395,917        14.35      7.469        614       207,496      83.14         65.80
626 to 650                           430       92,408,826        17.13      7.363        639       214,904      84.51         47.74
651 to 675                           435       99,513,131        18.45      7.219        663       228,766      83.69         42.52
676 to 700                           267       59,165,701        10.97      7.117        687       221,594      84.25         44.67
701 to 725                           180       41,194,222         7.64      6.961        713       228,857      83.60         47.54
726 to 750                            98       20,772,896         3.85      6.848        738       211,968      84.46         41.16
751 to 775                            69       16,746,460         3.10      6.848        763       242,702      80.37         40.99
776 to 800                            21        4,678,428         0.87      6.808        783       222,782      84.20         71.09
801 to 803                             1          396,470         0.07      5.750        803       396,470      70.00        100.00
TOTAL:                             2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 499 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.

CREDIT GRADE

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE              MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
AA                                 1,192     $267,177,344        49.53%     7.129%       686      $224,142      84.16%        44.09%
A                                    632      134,460,085        24.92      7.393        628       212,753      83.30         58.52
A-                                   276       47,307,440         8.77      7.581        594       171,404      82.29         69.41
B+                                   209       37,938,299         7.03      7.573        571       181,523      83.40         65.19
B                                    270       47,372,596         8.78      7.848        539       175,454      77.60         73.47
C                                     31        5,209,013         0.97      8.895        557       168,033      74.50         81.41
TOTAL:                             2,610     $539,464,778       100.00%     7.346%       641      $206,691      83.06%        54.33%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS    MORTGAGE LOANS    OUTSTANDING        POOL      COUPON     SCORE      OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
4.001% to 4.500%                      14       $6,777,490         1.71%     5.864%       684      $484,106      68.13%        53.08%
4.501% to 5.000%                     169       62,046,726        15.64      6.169        671       367,140      79.61         60.52
5.001% to 5.500%                     192       67,702,170        17.07      6.383        649       352,615      79.18         59.12
5.501% to 6.000%                     257       81,589,311        20.57      6.676        633       317,468      79.83         45.92
6.001% to 6.500%                     289       80,360,610        20.26      7.120        636       278,064      82.45         45.27
6.501% to 7.000%                     189       43,139,412        10.88      7.475        616       228,251      87.26         52.32
7.001% to 7.500%                      95       18,539,513         4.67      7.974        594       195,153      86.89         65.34
7.501% to 8.000%                     193       28,104,903         7.09      8.659        594       145,621      85.88         70.82
8.001% to 8.500%                      37        4,842,256         1.22      8.761        588       130,872      83.46         53.52
8.501% to 9.000%                      15        2,741,273         0.69      9.062        638       182,752      90.18         50.23
9.001% to 9.500%                       4          457,188         0.12      9.656        540       114,297      84.91         79.56
9.501% to 10.000%                      2          304,428         0.08      9.869        609       152,214      84.99         33.29
TOTAL:                             1,456     $396,605,282       100.00%     6.959%       636      $272,394      81.71%        53.97%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.125% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.001% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                               PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
RANGE OF MAXIMUM              NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
 MORTGAGE RATES            MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------    --------------   --------------   ----------   --------   --------   -----------   --------   -----------
12.000% or less                       43      $17,500,518         4.41%     5.430%       699      $406,989      78.64%        67.66%
12.001% to 12.500%                   160       64,551,358        16.28      5.894        674       403,446      79.99         64.42
12.501% to 13.000%                   219       74,866,149        18.88      6.355        644       341,855      80.05         52.88
13.001% to 13.500%                   295       93,396,136        23.55      6.834        643       316,597      81.69         42.42
13.501% to 14.000%                   186       51,876,132        13.08      7.333        619       278,904      82.21         48.24
14.001% to 14.500%                   183       39,003,969         9.83      7.821        607       213,136      82.65         52.97
14.501% to 15.000%                   134       22,270,719         5.62      8.321        591       166,199      85.54         68.76
15.001% to 15.500%                   133       21,252,051         5.36      8.720        593       159,790      86.76         59.99
15.501% to 16.000%                    52        6,123,317         1.54      9.288        568       117,756      83.95         61.14
16.001% to 16.500%                    33        3,754,200         0.95      9.615        565       113,764      87.39         68.83
16.501% to 17.000%                    13        1,414,017         0.36     10.368        579       108,771      82.68         51.87
17.001% to 17.500%                     3          393,301         0.10     10.745        523       131,100      78.83        100.00
17.501% to 18.000%                     2          203,414         0.05     11.316        532       101,707      81.07        100.00
TOTAL:                             1,456     $396,605,282       100.00%     6.959%       636      $272,394      81.71%        53.97%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.100% per annum to 17.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.456% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                             AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
NEXT ADJUSTMENT DATE      MORTGAGE LOANS    OUTSTANDING        POOL      COUPON     SCORE      OUTSTANDING     LTV          DOC
-----------------------   --------------   --------------   ----------   --------   --------   -----------   --------   -----------
May 2004                               2         $498,993         0.13%     7.189%       685      $249,497      78.98%        19.92%
July 2004                              1          992,599         0.25      7.125        682       992,599      39.80          0.00
October 2004                           1          580,456         0.15      6.375        670       580,456      80.00        100.00
December 2004                          1           54,959         0.01      9.375        581        54,959      95.00        100.00
January 2005                           1          121,946         0.03      7.875        539       121,946      65.00          0.00
July 2005                              1          106,543         0.03      6.250        647       106,543      80.00          0.00
August 2005                            4        1,004,133         0.25      7.133        693       251,033      81.02         29.79
September 2005                        19        6,619,308         1.67      6.669        652       348,385      79.03         43.22
October 2005                         179       48,006,311        12.10      7.066        638       268,192      81.42         58.57
November 2005                        377       93,697,321        23.62      7.102        632       248,534      82.14         54.62
December 2005                        412      110,260,234        27.80      7.070        628       267,622      81.63         55.03
January 2006                         314       86,420,818        21.79      6.888        636       275,226      83.14         52.75
October 2006                           6        1,764,637         0.44      6.455        597       294,106      74.61        100.00
November 2006                         19        7,131,256         1.80      6.776        646       375,329      77.54         25.22
December 2006                         23        4,867,212         1.23      7.143        642       211,618      83.13         40.94
January 2007                          18        4,395,313         1.11      6.951        618       244,184      78.87         46.63
September 2008                         3        1,086,066         0.27      6.471        623       362,022      81.77          0.00
October 2008                          18        8,185,848         2.06      6.136        666       454,769      80.62         53.86
November 2008                         18        6,781,430         1.71      6.200        679       376,746      78.26         58.05
December 2008                         23        7,850,919         1.98      6.382        676       341,344      81.44         59.05
January 2009                          16        6,178,980         1.56      6.179        667       386,186      82.30         64.73
TOTAL:                             1,456     $396,605,282       100.00%     6.959%       636      $272,394      81.71%        53.97%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                    ORIGINAL
                                                            ORIGINAL     REMAINING     ORIGINAL       REMAINING    MONTHS TO
                            NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM           TERM           TERM       PENALTY
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
--------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
    257,054.35     7.309     6.809       180        175           360           355              0              0          36
  2,576,962.21     7.029     6.529       180        175           180           175              0              0           0
    726,751.10     7.264     6.764       180        176           180           176              0              0          12
  7,530,769.01     6.780     6.280       180        175           180           175              0              0          36
    342,065.45     6.729     6.229       240        236           240           236              0              0          12
    978,964.91     6.721     6.221       240        236           240           236              0              0          36
 20,247,909.50     7.628     7.128       360        355           360           355              0              0           0
 11,310,870.04     7.239     6.739       360        355           360           355              0              0          12
 10,699,765.90     7.200     6.700       360        355           360           355              0              0          24
102,400,280.76     7.086     6.586       360        355           360           355              0              0          36
 14,239,993.39    11.384    10.884       180        176           360           356              0              0           0
  1,203,750.15    10.695    10.195       180        176           360           356              0              0          12
 21,621,031.45    10.417     9.917       180        176           360           356              0              0          24
 19,375,064.68    10.659    10.159       180        175           360           355              0              0          36
    740,541.63    11.331    10.831       180        175           180           175              0              0           0
     76,280.26    10.493     9.993       180        176           180           176              0              0          24
    424,533.22    10.078     9.578       180        176           180           176              0              0          36
    151,241.69    11.747    11.247       240        233           240           233              0              0          24
     45,682.63    11.500    11.000       360        357           360           357              0              0           0
     71,684.04    11.454    10.954       360        356           360           356              0              0          36

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS



                                                            ORIGINAL       REMAINING
                             NET    ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY
  CURRENT       MORTGAGE  MORTGAGE    TERM      TERM         TERM            TERM
 BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)        (MONTHS)
--------------  --------  --------  --------  ---------  -------------  -------------
    637,191.10     7.114     6.614       360        356              0              0
    376,317.27     7.292     6.792       360        354              0              0
    222,251.61     6.875     6.375       360        355              0              0
108,231,474.17     7.492     6.992       360        356              0              0
 15,063,016.34     6.947     6.447       360        356              0              0
402,846,215.37     6.983     6.483       360        355              0              0
 21,039,717.11     7.118     6.618       360        356              0              0
  1,179,000.00     6.549     6.049       360        356             60             56
  1,064,416.84     6.836     6.336       360        356             60             56
 27,239,972.72     6.147     5.647       360        356             60             56
  1,530,221.42     6.101     5.601       360        356             60             56
  7,962,462.65     7.091     6.591       360        356              0              0
  1,190,845.22     7.224     6.724       360        356              0              0
  2,952,692.43     6.601     6.101       360        355              0              0
 18,133,363.15     6.860     6.360       360        355              0              0
  2,928,017.00     6.954     6.454       360        356              0              0
    959,920.03     6.766     6.266       360        355              0              0
  2,491,269.37     6.447     5.947       360        355              0              0
 21,594,684.64     6.677     6.177       360        355              0              0
    272,975.10     6.557     6.057       360        355             60             55
  1,043,568.02     6.263     5.763       360        355             60             55
  7,107,759.58     6.330     5.830       360        355             60             55
  3,412,348.11     6.540     6.040       360        357             60             57

                                                                             NUMBER OF
                                                                               MONTHS                       ORIGINAL
                           INITIAL                                  RATE     UNTIL NEXT                     MONTHS TO
                            RATE                                   CHANGE       RATE                       PREPAYMENT
  CURRENT        GROSS     CHANGE   PERIODIC  MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                      PENALTY
 BALANCE ($)    MARGIN(%)   CAP(%)    CAP(%)   RATE(%)   RATE(%)  (MONTHS)      DATE           INDEX       EXPIRATION
--------------  ---------  -------  --------  --------  --------  ---------  -----------  ---------------  ----------
    637,191.10      5.642    1.000     1.000    13.614     7.114          6            3  Six-Month LIBOR           0
    376,317.27      5.417    1.000     1.000    13.792     7.292          6            4  Six-Month LIBOR          24
    222,251.61      5.125    1.500     1.000    13.375     6.875          6            8  Six-Month LIBOR          24
108,231,474.17      6.258    1.525     1.001    13.988     7.492          6           20  Six-Month LIBOR           0
 15,063,016.34      6.054    1.500     1.000    13.391     6.948          6           20  Six-Month LIBOR          12
402,846,215.37      6.019    1.576     1.001    13.477     6.982          6           20  Six-Month LIBOR          24
 21,039,717.11      6.126    1.569     1.000    13.613     7.118          6           20  Six-Month LIBOR          36
  1,179,000.00      5.397    3.000     1.000    13.049     6.549          6           20  Six-Month LIBOR           0
  1,064,416.84      6.249    3.000     1.000    13.336     6.836          6           20  Six-Month LIBOR          12
 27,239,972.72      5.431    3.006     1.000    12.643     6.147          6           20  Six-Month LIBOR          24
  1,530,221.42      5.084    3.000     1.000    12.601     6.101          6           20  Six-Month LIBOR          36
  7,962,462.65      6.055    3.000     1.000    13.591     7.091          6           32  Six-Month LIBOR           0
  1,190,845.22      6.279    3.000     1.000    13.724     7.224          6           32  Six-Month LIBOR          12
  2,952,692.43      5.862    2.729     1.000    13.101     6.601          6           31  Six-Month LIBOR          24
 18,133,363.15      6.148    2.986     1.000    13.363     6.858          6           31  Six-Month LIBOR          36
  2,928,017.00      6.232    2.841     1.000    13.454     6.954          6           56  Six-Month LIBOR           0
    959,920.03      5.994    3.000     1.000    13.266     6.766          6           55  Six-Month LIBOR          12
  2,491,269.37      5.582    2.883     1.000    12.947     6.447          6           55  Six-Month LIBOR          24
 21,594,684.64      5.952    3.000     1.000    13.177     6.677          6           55  Six-Month LIBOR          36
    272,975.10      5.500    5.000     1.000    13.057     6.557          6           55  Six-Month LIBOR           0
  1,043,568.02      5.455    5.000     1.000    12.763     6.263          6           55  Six-Month LIBOR          12
  7,107,759.58      5.603    4.864     1.000    12.803     6.330          6           55  Six-Month LIBOR          24
  3,412,348.11      5.707    5.000     1.000    13.040     6.540          6           57  Six-Month LIBOR          36

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                  ORIGINAL
                                                         ORIGINAL      REMAINING       ORIGINAL      REMAINING     MONTHS TO
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
    CURRENT    MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM           TERM          TERM         PENALTY
  BALANCE ($)  RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)     EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   119,656.64     6.250     5.750       240        237           360           357              0              0          36
   859,859.61     7.620     7.120       180        176           180           176              0              0           0
   148,725.88     7.606     7.106       180        175           180           175              0              0          24
 5,424,220.98     6.996     6.496       180        175           180           175              0              0          36
   183,537.44     8.340     7.840       240        236           240           236              0              0           0
   152,443.32     7.500     7.000       240        236           240           236              0              0          12
   377,092.74     6.990     6.490       240        235           240           235              0              0          36
 9,153,797.73     7.198     6.698       360        355           360           355              0              0           0
 5,709,065.15     6.801     6.301       360        355           360           355              0              0          12
 5,555,330.85     7.127     6.627       360        356           360           356              0              0          24
54,472,187.56     6.953     6.453       360        355           360           355              0              0          36
   419,169.06     7.500     7.000       360        355           360           355              0              0          60
    72,388.10     8.750     8.250        80         75           360           355              0              0          24
13,408,098.20    10.989    10.489       180        176           360           356              0              0           0
 1,846,482.13    10.167     9.667       180        175           360           355              0              0          12
28,109,148.64    10.155     9.655       180        176           360           356              0              0          24
16,217,889.40    10.272     9.772       180        176           360           356              0              0          36
   211,665.21    10.024     9.524       180        175           180           175              0              0           0
    75,274.00    10.250     9.750       180        176           180           176              0              0          24
   252,339.82     9.814     9.314       180        175           180           175              0              0          36
    91,123.44    10.875    10.375       360        352           360           352              0              0          12

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS


                                                           ORIGINAL       REMAINING
                            NET     ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM           TERM
   BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)       (MONTHS)
--------------  --------  --------  --------  ---------  -------------  -------------
  1,392,181.69     7.086     6.586       360        356              0              0
    580,456.35     6.375     5.875       360        354              0              0
     99,410.19     7.990     7.490       360        355              0              0
     54,958.70     9.375     8.875       360        355              0              0
    121,946.07     7.875     7.375       360        357              0              0
 59,632,262.17     7.548     7.048       360        356              0              0
 12,738,109.40     7.038     6.538       360        356              0              0
221,074,546.42     7.023     6.523       360        356              0              0
 14,786,339.30     7.226     6.726       360        356              0              0
  1,121,084.26     6.656     6.156       360        354             60             54
    835,069.89     6.525     6.025       360        355             60             55
 33,614,002.04     6.118     5.618       360        356             60             56
  2,313,254.00     5.923     5.423       360        355             60             55
  6,250,662.64     7.102     6.602       360        355              0              0
    737,564.71     6.784     6.284       360        357              0              0
    896,908.20     6.309     5.809       360        356              0              0
  9,519,282.96     6.877     6.377       360        356              0              0
    754,000.00     5.990     5.490       360        355             60             55
  1,545,853.03     7.115     6.615       360        356              0              0
  1,350,890.04     6.344     5.844       360        355              0              0
  3,019,361.69     6.277     5.777       360        355              0              0
 11,635,170.04     6.335     5.835       360        355              0              0
    474,400.00     6.750     6.250       360        356             60             56
  6,203,130.33     6.121     5.621       360        355             60             55
  5,854,437.64     5.838     5.338       360        356             60             56

                                                                             NUMBER OF                     ORIGINAL
                           INITIAL                                RATE     MONTHS UNTIL                    MONTHS TO
                            RATE                                 CHANGE      NEXT RATE                    PREPAYMENT
    CURRENT       GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY   ADJUSTMENT                      PENALTY
   BALANCE ($)  MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)       DATE           INDEX       EXPIRATION
--------------  ---------  -------  --------  -------  -------  ---------  ------------  ---------------  ----------
  1,392,181.69      5.501    1.000     1.000   13.586    7.086          6             2  Six-Month LIBOR          12
    580,456.35      5.250    1.000     1.000   12.490    5.990          6             6  Six-Month LIBOR          24
     99,410.19      7.875    1.500     1.000   14.490    7.990          6             1  Six-Month LIBOR          36
     54,958.70      7.625    1.500     1.000   15.875    9.375          6             8  Six-Month LIBOR           0
    121,946.07      6.250    1.500     1.000   14.375    7.875          6             9  Six-Month LIBOR          24
 59,632,262.17      6.319    1.509     1.003   14.043    7.541          6            20  Six-Month LIBOR           0
 12,738,109.40      5.882    1.519     1.000   13.543    7.038          6            20  Six-Month LIBOR          12
221,074,546.42      6.086    1.563     1.001   13.524    7.025          6            20  Six-Month LIBOR          24
 14,786,339.30      6.217    1.571     1.000   13.714    7.218          6            20  Six-Month LIBOR          36
  1,121,084.26      5.424    3.000     1.000   13.156    6.656          6            18  Six-Month LIBOR           0
    835,069.89      5.288    3.000     1.000   13.025    6.525          6            19  Six-Month LIBOR          12
 33,614,002.04      5.335    3.000     1.000   12.611    6.118          6            20  Six-Month LIBOR          24
  2,313,254.00      5.469    3.000     1.000   12.169    5.923          6            19  Six-Month LIBOR          36
  6,250,662.64      6.001    2.942     1.000   13.602    7.102          6            31  Six-Month LIBOR           0
    737,564.71      6.034    3.000     1.000   13.216    6.784          6            33  Six-Month LIBOR          12
    896,908.20      5.265    2.912     1.000   12.722    6.309          6            32  Six-Month LIBOR          24
  9,519,282.96      6.076    3.000     1.000   13.393    6.877          6            32  Six-Month LIBOR          36
    754,000.00      4.875    3.000     1.000   12.490    5.990          6            31  Six-Month LIBOR          24
  1,545,853.03      6.356    3.000     1.000   13.615    7.115          6            56  Six-Month LIBOR           0
  1,350,890.04      5.269    3.000     1.000   12.844    6.344          6            55  Six-Month LIBOR          12
  3,019,361.69      5.560    3.000     1.000   12.777    6.277          6            55  Six-Month LIBOR          24
 11,635,170.04      5.461    3.000     1.000   12.830    6.335          6            55  Six-Month LIBOR          36
    474,400.00      6.125    5.000     1.000   13.250    6.750          6            56  Six-Month LIBOR           0
  6,203,130.33      5.673    4.881     1.000   12.621    6.173          6            55  Six-Month LIBOR          24
  5,854,437.64      5.462    5.000     1.000   12.338    5.838          6            56  Six-Month LIBOR          36

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                            ONE MONTH LIBOR CAP TABLE

          BEGINNING    ENDING          NOTIONAL           1ML STRIKE         1ML STRIKE
PERIOD     ACCRUAL     ACCRUAL        BALANCE ($)      LOWER COLLAR (%)    UPPER COLLAR (%)
------    ---------    --------    ----------------    ----------------    ----------------
1         05/12/04     05/25/04    1,408,829,999.97               8.850               8.850
2         05/25/04     06/25/04    1,391,645,587.66               6.236               8.850
3         06/25/04     07/25/04    1,371,457,727.95               6.460               8.850
4         07/25/04     08/25/04    1,348,313,630.43               6.241               8.850
5         08/25/04     09/25/04    1,322,279,075.65               6.244               8.850
6         09/25/04     10/25/04    1,293,440,380.57               6.468               8.850
7         10/25/04     11/25/04    1,262,386,913.37               6.249               8.850
8         11/25/04     12/25/04    1,229,430,228.02               6.475               8.850
9         12/25/04     01/25/05    1,195,940,724.51               6.258               8.850
10        01/25/05     02/25/05    1,163,373,903.19               6.263               8.850
11        02/25/05     03/25/05    1,131,714,535.13               6.982               8.850
12        03/25/05     04/25/05    1,100,936,820.68               6.272               8.850
13        04/25/05     05/25/05    1,071,015,716.62               6.499               8.850
14        05/25/05     06/25/05    1,041,926,996.77               6.281               8.850
15        06/25/05     07/25/05    1,013,647,013.81               6.509               8.850
16        07/25/05     08/25/05      986,152,975.48               6.292               8.850
17        08/25/05     09/25/05      959,422,551.80               6.296               8.850
18        09/25/05     10/25/05      933,398,140.57               6.524               8.850
19        10/25/05     11/25/05      899,789,022.90               6.313               8.850
20        11/25/05     12/25/05      858,347,433.21               6.557               8.850
21        12/25/05     01/25/06      818,998,407.55               7.346               8.850
22        01/25/06     02/25/06      781,805,442.28               7.349               8.850
23        02/25/06     03/25/06      746,560,224.36               8.182               8.850
24        03/25/06     04/25/06      717,953,018.20               7.353               8.850
25        04/25/06     05/25/06      695,993,171.66               7.615               8.850
26        05/25/06     06/25/06      674,787,307.53               7.361               8.850
27        06/25/06     07/25/06      654,265,739.94               8.215               8.850
28        07/25/06     08/25/06      634,448,990.32               7.938               8.850
29        08/25/06     09/25/06      615,268,440.01               7.938               8.850
30        09/25/06     10/25/06      596,702,788.98               8.216               8.850
31        10/25/06     11/25/06      578,731,471.06               7.939               8.850
32        11/25/06     12/25/06      561,334,656.03               8.270               8.850
33        12/25/06     01/25/07      544,497,055.50               8.582               8.850
34        01/25/07     02/25/07      528,229,334.64               8.580               8.850
35        02/25/07     03/25/07      512,478,181.73               8.850               8.850
36        03/25/07     04/25/07      497,226,331.10               8.575               8.850
37        04/25/07     05/25/07      482,457,218.29               8.696               8.850
38        05/25/07     06/25/07      468,154,865.34               8.412               8.850

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                            AVAIL.       AVAIL.       AVAIL.       AVAIL.
                          FUNDS CAP    FUNDS CAP    FUNDS CAP    FUNDS CAP
                             (%)          (%)          (%)          (%)
PERIOD    PAYMENT DATE    (1)(2)(4)    (1)(2)(5)    (1)(3)(4)    (1)(3)(5)
------    ------------    ---------    ---------    ---------    ---------
1            5/25/2004       15.815        6.853       15.815        6.853
2            6/25/2004        6.634        6.855        9.274        9.583
3            7/25/2004        6.856        6.856        9.272        9.272
4            8/25/2004        6.637        6.858        9.274        9.584
5            9/25/2004        6.639        6.861        9.274        9.583
6           10/25/2004        6.863        6.863        9.272        9.272
7           11/25/2004        6.645        6.866        9.276        9.585
8           12/25/2004        6.870        6.870        9.273        9.273
9            1/25/2005        6.653        6.874        9.277        9.586
10           2/25/2005        6.657        6.879        9.277        9.586
11           3/25/2005        7.375        6.883        9.269        8.651
12           4/25/2005        6.665        6.887        9.278        9.587
13           5/25/2005        6.892        6.892        9.276        9.276
14           6/25/2005        6.674        6.896        9.279        9.589
15           7/25/2005        6.901        6.901        9.277        9.277
16           8/25/2005        6.683        6.906        9.280        9.589
17           9/25/2005        6.688        6.911        9.281        9.591
18          10/25/2005        6.915        6.915        9.279        9.279
19          11/25/2005        6.702        6.925        9.282        9.592
20          12/25/2005        6.941        6.941        9.280        9.280
21           1/25/2006        6.961        7.193        9.269        9.578
22           2/25/2006        6.972        7.205        9.270        9.579
23           3/25/2006        7.732        7.217        9.258        8.641
24           4/25/2006        6.993        7.226        9.271        9.580
25           5/25/2006        7.233        7.233        9.268        9.268
26           6/25/2006        7.006        7.240        9.273        9.582
27           7/25/2006        7.247        7.247        9.258        9.258
28           8/25/2006        7.020        7.254        9.263        9.572
29           9/25/2006        7.027        7.261        9.264        9.572
30          10/25/2006        7.268        7.268        9.259        9.259
31          11/25/2006        7.041        7.276        9.265        9.574
32          12/25/2006        7.293        7.293        9.258        9.258
33           1/25/2007        7.071        7.306        9.251        9.560
34           2/25/2007        7.078        7.314        9.252        9.561
35           3/25/2007        7.845        7.322        9.935        9.273
36           4/25/2007        7.094        7.330        9.252        9.560
37           5/25/2007        7.338        7.338        9.425        9.425
38           6/25/2007        7.077        7.313        9.389        9.702
39           7/25/2007        7.320        7.320        9.800        9.800
40           8/25/2007        7.091        7.328        9.477        9.793
41           9/25/2007        7.099        7.336        9.471        9.786
42          10/25/2007        7.343        7.343        9.779        9.779
43          11/25/2007        7.114        7.351        9.457        9.773
44          12/25/2007        7.359        7.359        9.782        9.782
45           1/25/2008        7.130        7.367        9.966       10.298
46           2/25/2008        7.138        7.376        9.956       10.288
47           3/25/2008        7.639        7.384       10.633       10.278
48           4/25/2008        7.154        7.393        9.937       10.269
49           5/25/2008        7.402        7.402       10.259       10.259
50           6/25/2008        7.172        7.411        9.934       10.265
51           7/25/2008        7.420        7.420       10.707       10.707
52           8/25/2008        7.189        7.429       10.351       10.696
53           9/25/2008        7.199        7.438       10.339       10.684
54          10/25/2008        7.448        7.448       10.672       10.672
55          11/25/2008        7.217        7.458       10.316       10.660
56          12/25/2008        7.487        7.487       10.759       10.759
57           1/25/2009        7.260        7.502       10.429       10.777
58           2/25/2009        7.271        7.513       10.427       10.775
59           3/25/2009        8.061        7.523       11.531       10.763
60           4/25/2009        7.291        7.534       10.404       10.751
61           5/25/2009        7.545        7.545       10.739       10.739
62           6/25/2009        7.312        7.556       10.409       10.756
63           7/25/2009        7.567        7.567       10.750       10.750
64           8/25/2009        7.334        7.579       10.394       10.741
65           9/25/2009        7.346        7.590       10.383       10.730
66          10/25/2009        7.602        7.602       10.719       10.719
67          11/25/2009        7.369        7.614       10.363       10.708
68          12/25/2009        7.627        7.627       10.722       10.722
69           1/25/2010        7.393        7.639       10.370       10.716
70           2/25/2010        7.406        7.652       10.362       10.707
71           3/25/2010        8.213        7.666       11.462       10.698
72           4/25/2010        7.431        7.679       10.344       10.688
73           5/25/2010        7.693        7.693       10.680       10.680
74           6/25/2010        7.458        7.707       10.345       10.690
75           7/25/2010        7.721        7.721       10.683       10.683
76           8/25/2010        7.486        7.735       10.331       10.676
77           9/25/2010        7.500        7.750       10.324       10.668
78          10/25/2010        7.766        7.766       10.661       10.661
79          11/25/2010        7.530        7.781       10.311       10.654

(1) Available Funds Cap for the Class A, Class M, Class B-1 and Class B-2 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. Available Funds Cap for the Class B-3 and Class B-4 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.10% and 1.38%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.10% and 1.38%, respectively, for the first Distribution Date and both increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

(4) Available Funds Cap for Class A, Class M, Class B-1 and Class B-2 Certificates.

(5)  Available Funds Cap for Class B-3 and Class B-4 Certificates.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                               0%              80%             100%             150%             200%
                         PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED
                            TO CALL          TO CALL          TO CALL          TO CALL          TO CALL
---------------------    -------------    -------------    -------------    -------------    -------------
                          DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN

CLASS A-2A
            100.00000               12               12               12               12               12

                  WAL            12.21             1.20             1.00             0.70             0.53
             MOD DURN            11.31             1.20             1.00             0.71             0.54
     PRINCIPAL WINDOW    May04 - Jul23    May04 - Sep06    May04 - Mar06    May04 - Sep05    May04 - May05
CLASS A-2B
            100.00000               24               24               24               24               24

                  WAL            23.45             4.10             3.00             1.71             1.33
             MOD DURN            20.22             4.01             2.96             1.71             1.33
     PRINCIPAL WINDOW    Jul23 - Oct31    Sep06 - Aug11    Mar06 - Jan10    Sep05 - Jul06    May05 - Dec05
CLASS A-2C
            100.00000               50               50               50               50               50

                  WAL            28.08             8.17             6.44             2.46             1.70
             MOD DURN            22.71             7.70             6.16             2.43             1.69
     PRINCIPAL WINDOW    Oct31 - Jul31    Aug11 - Aug12    Jan10 - Nov10    Jul06 - Jan07    Dec05 - Feb06
CLASS M-1
            100.00000               55               55               55               55               55

                  WAL            25.39             5.43             4.66             3.53             1.94
             MOD DURN            20.80             5.20             4.51             3.45             1.93
     PRINCIPAL WINDOW    Oct24 - Jul31    Jul07 - Aug12    Oct07 - Nov10    Jan07 - Apr08    Feb06 - Jul06
CLASSM-2
            100.00000              115              115              115              115              115

                  WAL            25.39             5.41             4.50             3.94             2.45
             MOD DURN            19.32             5.07             4.28             3.78             2.39
     PRINCIPAL WINDOW    Oct24 - Jul31    Jun07 - Aug12    Jul07 - Nov10    Feb08 - Apr08    Jul06 - Nov06
CLASS M-3
            100.00000              135              135              135              135              135

                  WAL            25.39             5.40             4.44             3.72             2.54
             MOD DURN            18.86             5.03             4.20             3.56             2.47
     PRINCIPAL WINDOW    Oct24 - Jul31    May07 - Aug12    Jul07 - Nov10    Nov07 - Apr08    Nov06 - Nov06
CLASS B-1
            100.00000              200              200              200              200              200

                  WAL            25.39             5.39             4.42             3.59             2.54
             MOD DURN            17.46             4.91             4.11             3.40             2.44
     PRINCIPAL WINDOW    Oct24 - Jul31    May07 - Aug12    Jun07 - Nov10    Sep07 - Apr08    Nov06 - Nov06
CLASS B-2
            100.00000              225              225              225              225              225

                  WAL            25.39             5.39             4.41             3.48             2.54
             MOD DURN            16.96             4.87             4.07             3.28             2.43
     PRINCIPAL WINDOW    Oct24 - Jul31    May07 - Aug12    Jun07 - Nov10    Aug07 - Apr08    Nov06 - Nov06

     (1) Assumes 5/12/04 settlement date

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                            YIELD TABLE (TO CALL)(1)

                              0%               80%             100%             150%              200%
                         PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED
                            TO CALL          TO CALL          TO CALL          TO CALL          TO CALL
---------------------    -------------    -------------    -------------    -------------    -------------
                             YIELD            YIELD            YIELD            YIELD            YIELD
CLASS B-3
             90.01820             5.79             7.33             7.77             8.44             9.47

                  WAL            25.38             5.36             4.36             3.37             2.54
             MOD DURN            13.36             4.37             3.67             2.96             2.26
     PRINCIPAL WINDOW    Oct24 - Jul31    May07 - Aug12    May07 - Nov10    Jun07 - Apr08    Nov06 - Nov06
CLASS B-4
             77.01596             7.02            11.73               13            14.47            16.45

                  WAL            24.76             4.60             3.77             3.10             2.54
             MOD DURN            12.24             3.70             3.12             2.64             2.17
     PRINCIPAL WINDOW    Oct24 - Mar32    May07 - Oct11    May07 - Mar10    May07 - Nov07    Nov06 - Nov06

     (1) Assumes 5/12/04 settlement date

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)
                                       (2)

                              0%               80%             100%              150%            200%
                         PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED
                          TO MATURITY      TO MATURITY      TO MATURITY      TO MATURITY      TO MATURITY
---------------------    -------------    -------------    -------------    -------------    -------------
                          DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN
CLASS A-2A
            100.00000               12               12               12               12               12

                  WAL            12.21             1.20             1.00             0.70             0.53
             MOD DURN            11.31             1.20             1.00             0.71             0.54
     PRINCIPAL WINDOW    May04 - Jul23    May04 - Sep06    May04 - Mar06    May04 - Sep05    May04 - May05
CLASS A-2B
            100.00000               24               24               24               24               24

                  WAL            23.45             4.10             3.00             1.71             1.33
             MOD DURN            20.22             4.01             2.96             1.71             1.33
     PRINCIPAL WINDOW    Jul23 - Oct31    Sep06 - Aug11    Mar06 - Jan10    Sep05 - Jul06    May05 - Dec05
CLASS A-2C
            100.00000               51               62               63               50               50

                  WAL            28.53            11.05             8.97             2.46             1.70
             MOD DURN            23.01            10.11             8.35             2.43             1.69
     PRINCIPAL WINDOW    Oct31 - Nov33    Aug11 - Nov22    Jan10 - May19    Jul06 - Jan07    Dec05 - Feb06
CLASS M-1
            100.00000               55               58               58               64               55

                  WAL            25.53             6.05             5.19             5.39             1.94
             MOD DURN            20.89             5.73             4.97             5.14             1.93
     PRINCIPAL WINDOW    Oct24 - Oct33    Jul07 - May19    Oct07 - Jul17    Jan07 - Feb15    Feb06 - Jul06
CLASS M-2
            100.00000              115              120              120              123              117

                  WAL            25.53             5.99             4.97             4.59             2.55
             MOD DURN            19.39             5.54             4.67             4.37             2.49
     PRINCIPAL WINDOW    Oct24 - Sep33    Jun07 - Nov18    Jul07 - Feb16    Feb08 - Oct11    Jul06 - Apr07
CLASS M-3
            100.00000              135              140              140              139              172

                  WAL            25.52             5.88             4.83             3.98             5.88
             MOD DURN            18.92             5.41             4.53             3.80             5.43
     PRINCIPAL WINDOW    Oct24 - Jul33    May07 - Nov16    Jul07 - Apr14    Nov07 - Jul10    Apr07 - Dec11
CLASS B-1
            100.00000              200              206              206              205              244

                  WAL            25.51             5.80             4.75             3.81             4.74
             MOD DURN            17.51             5.22             4.37             3.59             4.38
     PRINCIPAL WINDOW    Oct24 - May33    May07 - Jan16    Jun07 - Aug13    Sep07 - Feb10    Sep08 - Jul09
CLASS B-2
            100.00000              225              230              230              229              264

                  WAL            25.48             5.67             4.64             3.63             4.00
             MOD DURN            17.00             5.08             4.25             3.41             3.72
     PRINCIPAL WINDOW    Oct24 - Mar33    May07 - Feb15    Jun07 - Nov12    Aug07 - Aug09    Jan08 - Sep08

     (1) Assumes 5/12/04 settlement date

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                          YIELD TABLE (TO MATURITY)(1)

                               0%              80%             100%             150%              200%
                         PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED    PRICING SPEED
                          TO MATURITY      TO MATURITY      TO MATURITY      TO MATURITY      TO MATURITY
---------------------    -------------    -------------    -------------    -------------    -------------
                             YIELD            YIELD            YIELD            YIELD            YIELD
CLASS B-3
             90.01820             5.79             7.31             7.75             8.41             8.31

                  WAL            25.40             5.42             4.41             3.41             3.51
             MOD DURN            13.36             4.40             3.70             2.98             3.07
     PRINCIPAL WINDOW    Oct24 - Nov30    May07 - Aug13    May07 - Aug11    Jun07 - Nov08    Sep07 - Jan08
CLASS B-4
             77.01596             7.02            11.73            13.00            14.47            14.28

                  WAL            24.76             4.60             3.77             3.10             3.17
             MOD DURN            12.24             3.70             3.12             2.64             2.70
     PRINCIPAL WINDOW    Oct24 - Mar31    May07 - Oct11    May07 - Mar10    May07 - Nov07    May07 - Sep07

     (1) Assumes 5/12/04 settlement date

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed is 100% PPC, (2) 0 month lag from default to loss,
(3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                              FORWARD LIBOR              STATIC LIBOR
                        ------------------------   ------------------------
                          35%      45%      55%      35%      45%      55%
                        ------   ------   ------   ------   ------   ------
CLASS M-1   CDR Break   30.403%  22.023%  17.225%  31.851%  23.329%  18.390%
            Cum Loss     18.51%   19.41%   20.02%   19.01%   20.14%   20.94%
CLASS M-2   CDR Break   19.551%  14.659%  11.710%  21.198%  16.075%  12.942%
            Cum Loss     13.93%   14.56%   14.99%   14.70%   15.56%   16.17%
CLASS M-3   CDR Break   17.012%  12.858%  10.327%  18.708%  14.301%  11.574%
            Cum Loss     12.63%   13.19%   13.56%   13.49%   14.27%   14.82%
CLASS B-1   CDR Break   14.988%  11.408%   9.195%  16.667%  12.824%  10.416%
            Cum Loss     11.51%   12.01%   12.34%   12.42%   13.13%   13.63%
CLASS B-2   CDR Break   12.875%   9.896%   8.036%  14.392%  11.144%   9.093%
            Cum Loss     10.27%   10.72%   11.04%   11.15%   11.77%   12.20%
CLASS B-3   CDR Break   11.591%   8.979%   7.322%  12.653%   9.867%   8.086%
            Cum Loss      9.46%    9.90%   10.20%   10.11%   10.68%   11.07%
CLASS B-4   CDR Break    9.839%   7.678%   6.289%  11.037%   8.675%   7.143%
            Cum Loss      8.30%    8.69%    8.95%    9.08%    9.60%    9.97%

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
--------------------------------------------------------------------------------

                                 EXCESS SPREAD
       (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

         SPREAD IN                         SPREAD IN
            BPS      1 MONTH    6 MONTH       BPS
          (STATIC    FORWARD    FORWARD    (FORWARD
PERIOD     LIBOR)     LIBOR      LIBOR       LIBOR)
------   ---------   -------    -------    ---------
1            1,288    1.1000%    1.3500%       1,288
2              387    1.1703%    1.4566%         387
3              409    1.2694%    1.5800%         409
4              387    1.3617%    1.7183%         387
5              387    1.4971%    1.8719%         387
6              408    1.6475%    2.0133%         408
7              386    1.7717%    2.1657%         386
8              408    1.9280%    2.3317%         408
9              386    2.0946%    2.4758%         386
10             385    2.2343%    2.6253%         386
11             455    2.3844%    2.7803%         442
12             385    2.5453%    2.9191%         356
13             406    2.6950%    3.0551%         363
14             384    2.8432%    3.2004%         327
15             405    2.9749%    3.3199%         336
16             383    3.1176%    3.4454%         300
17             383    3.2511%    3.5639%         287
18             404    3.3532%    3.6680%         299
19             382    3.4857%    3.7706%         264
20             404    3.6054%    3.8734%         275
21             405    3.6997%    3.9637%         344
22             404    3.8252%    4.0526%         331
23             476    3.8943%    4.1255%         404
24             403    3.9544%    4.2020%         316
25             425    4.0711%    4.2767%         330
26             402    4.1547%    4.3474%         296
27             423    4.1766%    4.4089%         376
28             400    4.2785%    4.4787%         339
29             400    4.3560%    4.5442%         331
30             421    4.3839%    4.6042%         354
31             398    4.4790%    4.6694%         317
32             421    4.5450%    4.7251%         342
33             398    4.5825%    4.7798%         367
34             397    4.6685%    4.8341%         358
35             469    4.7256%    4.8814%         443
36             396    4.7406%    4.9287%         348
37             415    4.8199%    4.9808%         366
38             397    4.8703%    5.0267%         330
39             424    4.8852%    5.0710%         389
40             405    4.9582%    5.1234%         354
41             407    5.0060%    5.1682%         350
42             432    5.0286%    5.2121%         378
43             412    5.0952%    5.2583%         343
44             436    5.1424%    5.2993%         369
45             414    5.1706%    5.3438%         351
46             415    5.2325%    5.3840%         345
47             464    5.2720%    5.4258%         403
48             417    5.2878%    5.4672%         339
49             442    5.3436%    5.5068%         363
50             419    5.3899%    5.5469%         329
51             444    5.4230%    5.5868%         368
52             421    5.4726%    5.6213%         332
53             422    5.5088%    5.6563%         327
54             447    5.5294%    5.6906%         355
55             424    5.5770%    5.7212%         319
56             450    5.6116%    5.7518%         356
57             428    5.6366%    5.7818%         334
58             430    5.6801%    5.8059%         330
59             507    5.7053%    5.8297%         427
60             432    5.7179%    5.8569%         325
61             456    5.7566%    5.8802%         352
62             434    5.7786%    5.9071%         320
63             459    5.7832%    5.9310%         358
64             436    5.8209%    5.9592%         321
65             437    5.8472%    5.9855%         318
66             462    5.8641%    6.0131%         347
67             440    5.9024%    6.0396%         311
68             465    5.9284%    6.0649%         342
69             442    5.9507%    6.0911%         314
70             443    5.9825%    6.1158%         310
71             523    6.0041%    6.1389%         410
72             446    6.0214%    6.1661%         305
73             472    6.0509%    6.1891%         334
74             449    6.0760%    6.2142%         300
75             476    6.0959%    6.2357%         336
76             453    6.1273%    6.2588%         300
77             454    6.1469%    6.2806%         298
78             481    6.1624%    6.3003%         328
79             458    6.1906%    6.3225%         292

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.